UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12
Acumen Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

1210-1220 Washington Street
Suite 210
Newton, Massachusetts
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 3, 2026
Dear Stockholder:
You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Acumen Pharmaceuticals, Inc., a Delaware corporation (the “Company”). The meeting will be held on Wednesday, June 3, 2026 at 11:00 a.m. Eastern Time through a live video webcast at www.proxydocs.com/ABOS. You will not be able to attend the meeting in person. The meeting will be held for the following purposes:
1.To elect three Class II directors, George Golumbeski, Ph.D., Derrell Porter, M.D. and Laura Stoppel, Ph.D., to the Board of Directors, each to hold office until the 2029 Annual Meeting of Stockholders and until his or her successor shall have been duly elected and qualified.
2.To ratify the appointment by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
3.To approve the Company’s Amended and Restated 2021 Equity Incentive Plan.
4.To conduct any other business properly brought before the meeting or any adjournments, continuations, or postponements thereof.
These items of business are more fully described in the Proxy Statement for our Annual Meeting (the “Proxy Statement”) accompanying this notice.
We have elected to provide Internet access to our proxy materials, which include the proxy statement accompanying this notice, in lieu of mailing printed copies. Providing our Annual Meeting materials via the Internet reduces the costs associated with our Annual Meeting and lowers our environmental impact, all without negatively affecting our stockholders’ ability to timely access the Annual Meeting materials.
On or about April 23, 2026, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access the Proxy Statement and our annual report (the “2025 Annual Report”) to our stockholders. The Notice provides instructions on how to vote online or by telephone and how to receive a paper copy of proxy materials by mail. The Proxy Statement and our 2025 Annual Report can be accessed directly at www.proxydocs.com/ABOS.
The record date for the Annual Meeting is April 8, 2026. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Virtual Stockholders’ Meeting to Be Held on Wednesday, June 3, 2026 at 11:00 a.m. Eastern Time.

The Proxy Statement and 2025 Annual Report are available at www.proxydocs.com/ABOS.

By Order of the Board of Directors,
Derek Meisner
Chief Legal Officer and Corporate Secretary
Newton, Massachusetts
April 23, 2026

Your vote is important. Whether or not you plan to attend the Annual Meeting virtually, please ensure that your shares are voted during the Annual Meeting by promptly signing and returning a proxy card or by using our Internet or telephonic voting system. Even if you have voted by proxy, you may still vote online if you attend the Annual Meeting. Please note, however, that if your shares are held on your behalf by a brokerage firm, bank, or other agent and you wish to vote at the Annual Meeting, you may need to obtain a proxy issued in your name from that record holder. Please contact your broker, bank, or other agent for information about specific requirements if you would like to vote your shares at the meeting.

1210-1220 Washington Street
Suite 210
Newton, Massachusetts

PROXY STATEMENT
FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS
June 3, 2026
MEETING AGENDA

Proposals	Page	Voting Standard	Board Recommendation
Election of Directors	8	Plurality	For each director nominee

Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026	17	Affirmative vote of the majority of shares present virtually or represented by proxy at the meeting and entitled to vote generally on the subject matter.	For

Approval of the Company’s Amended and Restated 2021 Equity Incentive Plan	19	Affirmative vote of the majority of the votes cast	For

PROXY STATEMENT
FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS
April 23, 2026
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why did I receive a notice regarding the availability of proxy materials on the Internet?
Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because the Board of Directors (the “Board”) of Acumen Pharmaceuticals, Inc. (sometimes referred to as the “Company” or “Acumen”) is soliciting your proxy to vote at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”), including at any adjournments or postponements of the meeting. The Notice, the Notice of Annual Meeting of Stockholders, this proxy statement (the “Proxy Statement”), the proxy card or voting instruction form and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report” and, together with the Notice, the Notice of Annual Meeting of Stockholders and the Proxy Statement, the “Proxy Materials”) are available to stockholders on the website referred to in the Notice. All stockholders will also have the ability to request to receive a printed set of the Proxy Materials.
The Notice will provide instructions as to how a stockholder of record may access and review the Proxy Materials on the website referred to in the Notice or, alternatively, how to request that a copy of the Proxy Materials, including a proxy card, be sent by mail or email to the stockholder of record. The Notice will also provide voting instructions. Please note that, while our Proxy Materials are available at the website referenced in the Notice, and our Notice, the Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report are available on our website, no other information contained on either website is incorporated by reference in or considered to be a part of this document.
We intend to mail the Notice on or about April 23, 2026 to all stockholders of record entitled to vote at the Annual Meeting.
How do I attend the Annual Meeting?
The Annual Meeting will be a virtual stockholder meeting held on Wednesday, June 3, 2026 through a live webcast at www.proxydocs.com/ABOS, through which you can listen to the meeting, submit questions and vote online. You are entitled to attend the Annual Meeting if you were a stockholder as of the close of business on Wednesday, April 8, 2026, the record date. To be admitted to the Annual Meeting, you will need to visit www.proxydocs.com/ABOS and enter the control number found next to the label “Control Number” on your Notice, proxy card, or in the email sending you the Proxy Statement. You will receive an email with additional information regarding how to access the Annual Meeting. If you are a beneficial stockholder, you should contact the bank, broker or other institution where you hold your account well in advance of the meeting if you have questions about obtaining your Control Number.
Whether or not you participate in the Annual Meeting, it is important that you vote your shares.
We encourage you to access the virtual meeting website before the Annual Meeting begins. Online check-in will start approximately 15 minutes before the meeting.
Where can I get technical assistance?
Technicians will be ready to assist you with any technical difficulties you may have accessing the meeting. If you encounter any difficulties while accessing the virtual meeting during the check-in or meeting time, including any difficulties voting or submitting questions, you may call the technical support number that will be posted in an instructional email delivered one hour prior to the meeting’s commencement.

Will a list of record stockholders as of the record date be available?
A list of our record stockholders entitled to vote at the Annual Meeting will be made available to stockholders for any purpose germane to the meeting for the ten days prior to the Annual Meeting at our corporate headquarters during regular business hours.
How do I ask a question at the Annual Meeting?
We plan to have a question and answer session at the Annual Meeting and will include as many stockholder questions as the allotted time permits. Only stockholders of record as of April 8, 2026 may submit questions or comments at the Annual Meeting. If you are a stockholder, you may submit a question in advance of the meeting at www.proxydocs.com/ABOS after logging in with your Control Number. Questions may be submitted during the Annual Meeting through www.proxydocs.com/ABOS. We do not intend to post questions received during the Annual Meeting on our website.
To help ensure that we have a productive and efficient meeting, and in fairness to all stockholders in attendance, you will also find posted our rules of conduct for the Annual Meeting when you log in prior to the start of the Annual Meeting. In accordance with the rules of conduct, we ask that you limit your remarks to one brief question or comment that is relevant to the Annual Meeting or our business and that such remarks are respectful of your fellow stockholders and meeting participants. Our management may group questions by topic with a representative question read aloud and answered. In addition, questions may be ruled out of order if they are, among other things, irrelevant to our business, related to pending or threatened litigation, disorderly, repetitious of statements already made, or in furtherance of the speaker’s own personal, political or business interests.
If I miss the Annual Meeting, will there be a copy posted online?
Yes, a replay of the Annual Meeting webcast will be available at our Investor Relations website at www.acumenpharm.com and will remain posted for at least one year.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on April 8, 2026 will be entitled to vote at the Annual Meeting and any continuation, postponement or adjournment thereof. On the record date, there were 72,227,580 shares of common stock outstanding and entitled to vote.
What am I voting on?
There are three matters scheduled for a vote:
•Election of three Class II directors (Proposal 1);
•Ratification of the appointment by the audit committee of the Board (the “Audit Committee”) of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 2); and
•Approval of the Company’s Amended and Restated 2021 Equity Incentive Plan (Proposal 3).
How does the Board recommend that I vote on these proposals?
•“FOR” the election of each of George Golumbeski, Ph.D., Derrell Porter, M.D. and Laura Stoppel, Ph.D. as Class II directors;
•“FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and
•“FOR” the approval of the Company’s Amended and Restated 2021 Equity Incentive Plan.

What if another matter is properly brought before the meeting?
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting or any continuation, postponement or adjournment thereof, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?
You may either vote “For” each of the nominees to the Board or you may “Withhold” your vote for any nominee you specify. For the ratification of the appointment of the independent registered public accounting firm, you may vote “For” or “Against” or abstain from voting. For the approval of the Company’s Amended and Restated 2021 Equity Incentive Plan, you may vote “For” or “Against” or abstain from voting.
The procedures for voting depend on whether your shares are registered in your name or are held by a bank, broker, or nominee:
Stockholder of Record: Shares Registered in Your Name
If, on April 8, 2026, your shares were registered directly in your name with Acumen’s transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. Whether or not you plan to attend the meeting, we urge you to vote by proxy over the telephone, through the Internet at www.proxypush.com/ABOS, or using a proxy card that you may request or that we may elect to deliver at a later time to ensure your vote is counted.
•To vote online during the Annual Meeting, if you are a stockholder of record as of the record date, follow the instructions at www.proxydocs.com/ABOS. You will need to enter the Control Number found on your Notice or proxy card (if you requested a printed set of proxy materials) to access the virtual meeting room.
•To vote prior to the Annual Meeting (until 10:59 a.m. Eastern Time on June 3, 2026), if you are a stockholder of record as of the record date, you may vote via the Internet at www.proxypush.com/ABOS, by telephone, or by completing and returning the proxy card by June 2, 2026 if you requested a printed set of proxy materials as described below.
•To vote through the Internet prior to the meeting, go to www.proxypush.com/ABOS and follow the instructions to submit your vote on an electronic proxy card. You will be asked to provide your Control Number from the Notice. Your Internet vote must be received by the conclusion of the Annual Meeting on June 3, 2026 to be counted.
•To vote over the telephone, dial toll-free 1-866-584-1978 using a touch-tone phone and follow the recorded instructions. You will be asked to provide your Control Number from the Notice. Your telephone vote must be received by the conclusion of the Annual Meeting on June 3, 2026 to be counted.
•To vote using the proxy card that may be delivered to you, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct. The signed proxy card must be received by the close of business on June 2, 2026 to be counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If, on April 8, 2026, your shares were held not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. Follow the instructions from your broker, bank, or other agent included with the Notice or contact your broker, bank, or other agent regarding how to vote the shares in your account.

Internet proxy voting will be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on April 8, 2026.

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?
If you are a stockholder of record and do not vote via the Internet at www.proxypush.com/ABOS, by telephone, by completing your proxy card if you requested a printed set of materials, or virtually during the Annual Meeting, your shares will not be voted.
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of each of the three nominees for director, “For” the ratification of the appointment of the independent registered public accounting firm and “For” the approval of the Company’s Amended and Restated 2021 Equity Incentive Plan. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.
If I am a beneficial owner of shares held in “street name” and I do not provide my broker or bank with voting instructions, what happens?
If you are a beneficial owner of shares held in “street name” and you do not instruct your broker, bank or other agent how to vote your shares, the question of whether your broker, bank or other agent will still be able to vote your shares depends on whether, pursuant to stock exchange rules, the particular proposal is deemed to be a “routine” matter. Brokers, banks and other securities intermediaries may use their discretion to vote your “uninstructed” shares with respect to matters considered “routine” under such rules, but not with respect to “non-routine” matters. Although the determination of whether brokers, banks or other securities intermediaries will have discretionary voting power for a particular proposal is typically determined only after the Proxy Materials are filed with the SEC, we expect Proposal 2 will be considered a “routine” matter, meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposal 2, and we expect Proposals 1 and 3 will be considered “non-routine” matters, meaning that your broker may not vote your shares on these proposals in the absence of your voting instructions, which would result in a “broker non-vote” and would mean that these shares will not be counted as having been voted on these proposals.
If you are a beneficial owner of shares held in “street name,” and you do not plan to attend the meeting, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to the Proxy Materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding the Proxy Materials to beneficial owners.
What does it mean if I receive more than one Notice?
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.

Can I change or revoke my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can change your vote or revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•You may submit another properly completed proxy card with a later date.
•You may grant a subsequent proxy by telephone or through the Internet.
•You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at 1210-1220 Washington Street, Suite 210, Newton, Massachusetts 02465.
•You may virtually attend the Annual Meeting and vote online during the meeting. Simply attending the meeting will not, by itself, revoke your proxy. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions or vote in advance of the Annual Meeting by telephone or through the Internet so that your vote will be counted if you later decide not to attend the Annual Meeting.
Your most recent proxy card or telephone or Internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If you are a beneficial owner and your shares are held in “street name” by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent to change your vote or revoke your proxy.
When are stockholder proposals and director nominations due for next year’s Annual Meeting?
To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing to the Corporate Secretary at 1210-1220 Washington Street, Suite 210, Newton, Massachusetts 02465 and received by December 24, 2026.
Pursuant to our amended and restated bylaws, if you wish to submit a proposal (including a director nomination) at the 2027 annual meeting of stockholders that is not to be included in next year’s proxy materials, you must deliver your notice to our Corporate Secretary at the address above, which must be received between February 3, 2027 and March 5, 2027. Your notice to the Corporate Secretary must set forth information specified in our Bylaws, including your name and address and the class and number of shares of our stock that you beneficially own. In the event that we hold the 2027 annual meeting of stockholders more than 30 days before or after the one-year anniversary of the Annual Meeting, notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the close of business on the 120th day before the 2027 annual meeting of stockholders and no later than the close of business on the following two dates:
•The 90th day prior to the 2027 annual meeting of stockholders, or
•The 10th day following the day on which public announcement of the date of our 2027 annual meeting of stockholders is first made.
If you propose to bring business before an Annual Meeting other than a director nomination, your notice must also include, as to each matter proposed, the following: (a) a brief description of the business desired to be brought before such Annual Meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Company, the language of the proposed amendment) and the reasons for conducting such business at the Annual Meeting, and (b) any material interest you have in that business. If you propose to nominate an individual for election as a director, your notice must also include, as to each person you propose to nominate for election as a director, the following: (1) the name, age, business address and residence address of the person, (2) the principal occupation or employment of the person, (3) the class and number of shares of our stock that are owned of record and beneficially owned by the person, (4) the date or dates on which such shares were acquired and the investment intent of such acquisition, (5) such other information concerning that person as would be required to be disclosed or provided to the Company in a proxy statement soliciting proxies for the election of that person as a director in an election contest (even if an election contest is not involved and whether or not proxies are being or will be solicited), or that is otherwise required to be disclosed or provided to the Company pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder (including the person’s written consent to being named in the Company’s proxy statement and associated proxy card as a nominee of the stockholder and to serving as a director if elected), (6) a description of all direct and indirect compensation and other material monetary arrangements, agreements or understandings during the past three years, and any other material relationship, if any, between the stockholder and its respective affiliates or associates, or others with whom they are acting in concert, on the one hand, and the proposed nominee and his or her respective affiliates or associates, on the other hand, and (7) a covenant that the director nominee will complete a questionnaire required of directors and officers within 10 days of being provided one by the Company. We may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the Company or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of the proposed nominee. For additional information about our director nomination requirements, please see our Bylaws.
In addition to satisfying the foregoing requirements under our Bylaws, any stockholder who intends to solicit proxies in support of a director nominee other than our Board’s nominees for our 2027 annual meeting of stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 4, 2027.

How are votes counted?
Votes will be counted by the inspector of election appointed for the meeting, who will separately count: with respect to Proposal 1, votes “For,” “Withhold” and broker non-votes; with respect to Proposal 2, votes “For,” “Against” and abstentions; and with respect to Proposal 3, votes “For,” “Against,” abstentions and broker non-votes. Broker non-votes on Proposal 1 and Proposal 3 will have no effect and will not be counted towards the vote totals for these proposals. We do not expect broker non-votes on Proposal 2. Abstentions on Proposal 2 will be counted towards the vote total for this proposal and will have the same effect as “Against” votes. Abstentions on Proposal 3 will not be counted as votes cast and will have no effect on the outcome of this proposal.
Holders of our common stock will not have any dissenters’ rights of appraisal in connection with any of the matters to be voted on at the Annual Meeting.
What are “broker non-votes”?
As discussed above, when a beneficial owner of shares held in “street name” does not give voting instructions to his or her broker, bank or other securities intermediary holding his or her shares as to how to vote on matters deemed to be “non-routine” under stock exchange rules, the broker, bank, or other such agent cannot vote the shares. These un-voted shares are counted as “broker non-votes.” Proposal 1 and Proposal 3 are considered “non-routine” under such rules and we therefore expect broker non-votes on these proposals. However, because Proposal 2 is considered “routine” under such rules, we do not expect broker non-votes on this proposal.
As a reminder, if you are a beneficial owner of shares held in “street name,” in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
How many votes are needed to approve each proposal?
For the election of directors, the three nominees receiving the most “For” votes from the holders of shares present or represented by proxy and entitled to vote on the election of directors will be elected. Only votes “For” will affect the outcome of the election of directors; withheld votes and broker non-votes will not affect the outcome.
To be approved, Proposal 2, ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, must receive “For” votes from the holders of a majority of shares present by virtual attendance or represented by proxy and entitled to vote on the matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote.
To be approved, Proposal 3, the Company’s Amended and Restated 2021 Equity Incentive Plan must receive the affirmative vote of the majority of the votes cast (meaning the number of shares voted “For” the proposal must exceed the number of shares voted “Against” the proposal). Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of Proposal 3.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the Annual Meeting by virtual attendance or represented by proxy duly authorized. On the record date, there were 72,227,580 shares outstanding and entitled to vote. Thus, the holders of 36,113,791 shares must be present or represented by proxy at the meeting to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online during the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present or represented at the scheduled time of the Annual Meeting, (i) the chair of the Annual Meeting or (ii) the vote of a majority of the shares present by virtual attendance or represented by proxy at the Annual Meeting and entitled to vote thereon may adjourn the Annual Meeting until a quorum is present or represented.

How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.
What Proxy Materials are available on the Internet?
The Proxy Statement and 2025 Annual Report to stockholders are available at www.proxydocs.com/ABOS.

PROPOSAL 1
ELECTION OF DIRECTORS
Acumen’s Board is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.
The Board presently has eight members. There are three directors in the class whose term of office expires in 2026. Dr. Porter and Dr. Stoppel are current directors of the Company who were previously elected by the stockholders. Dr. Golumbeski was appointed to the Board in November 2025. If elected at the Annual Meeting, each of these nominees will serve until the 2029 Annual Meeting and until his or her successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. It is the Company’s policy to invite directors and director nominees to attend the Annual Meeting.
Directors are elected by a plurality of the votes of the holders of shares present in person, by remote communication, if applicable, or represented by proxy and entitled to vote on the election of directors. Accordingly, the three nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by Acumen. Each person nominated for election has agreed to serve if elected. The Company’s management has no reason to believe that any nominee will be unable to serve.
CLASS II NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2029 ANNUAL MEETING
The following is a brief biography of each nominee for director and a discussion of the specific experience, qualifications, attributes or skills of each nominee that led the nominating and corporate governance committee of the Board (the “Nominating and Corporate Governance Committee”) to recommend that person as a nominee for director.
The Nominating and Corporate Governance Committee seeks to assemble a board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct the Company’s business. To that end, the Committee has identified and evaluated nominees in the broader context of the Board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the Nominating and Corporate Governance Committee views as critical to effective functioning of the Board. To provide a mix of experience and perspective on the Board, the Nominating and Corporate Governance Committee also takes into account gender, age and ethnic diversity. The brief biographies below include information, as of the date of this Proxy Statement, regarding the specific and particular experience, qualifications, attributes or skills of each director or nominee that led the Nominating and Corporate Governance Committee to believe that that nominee should continue to serve on the Board.
George Golumbeski, Ph.D., age 68
Dr. Golumbeski has served as a member of our Board since November 2025. Dr. Golumbeski has been a partner at DROIA Ventures, a venture capital firm focused on therapeutics for oncology and genetic disease, since October 2020 and previously served as the President and Head of Corporate Development for GRAIL, Inc. from August 2018 to September 2019. From 2009 to April 2018, Dr. Golumbeski served as Executive Vice President of Business Development for Celgene Corporation (“Celgene”). Prior to Celgene, Dr. Golumbeski was Vice President of Business Development, Licensing, and Strategy at Novartis Pharma AG. Dr. Golumbeski has served on the board of directors of Shattuck Labs, Inc. since January 2018, and also serves as a member of the boards of directors of various private companies. He also previously served on the boards of directors of Sage Therapeutics, Inc. (“Sage Therapeutics”), MorphoSys AG and Enanta Pharmaceuticals, Inc. Dr. Golumbeski received a B.A. in Biology from the University of Virginia and a Ph.D. in genetics from the University of Wisconsin-Madison. Our Board believes Dr. Golumbeski is qualified to serve as a director based on his significant experience in research and development, business development and leadership at various pharmaceutical companies.
Derrell Porter, M.D., age 55
Dr. Porter has served as a member of our Board since January 2023. Dr. Porter is the Chief Executive Officer of cTRL Therapeutics, Inc., a role he has held since November 2023. From March 2020 to November 2023, Dr. Porter was the Founder and Chief Executive Officer of Cellevolve Bio, Inc. Dr. Porter has served on the board of directors of Portal Innovations, LLC since September 2020 and on the board of directors of Passage Bio., Inc., a publicly traded biopharmaceutical company, since May 2021. Dr. Porter served as Senior Vice President and Head of Commercial at Atara Biotherapeutics, Inc. (“Atara Bio”) from May 2017 to October 2019 and previously served in commercial and corporate development roles of increasing responsibility at Gilead Sciences, Inc., AbbVie Inc. and Amgen Inc. Dr. Porter received an M.D. from the Perelman School of Medicine and an M.B.A. from the Wharton School at the University of Pennsylvania, and a B.S. in Neuroscience from the University of California, Los Angeles. Our Board believes Dr. Porter is qualified to serve as a director based on his experience in the pharmaceutical industry.
Laura Stoppel, Ph.D., age 40
Dr. Stoppel has served as a member of our Board since November 2020. Dr. Stoppel currently serves as a Partner on the Investment Team at RA Capital Management, L.P. (“RA Capital”) and has previously served in various roles at RA Capital since 2016. Dr. Stoppel has served on the board of directors for Verdiva Bio Inc. since October 2024, on the board of directors for CellCentric, Inc. since July 2024, on the board of directors for the International Rett Syndrome Foundation since July 2023, on the board of directors of Indapta Therapeutics Inc. since January 2022, on the board of directors of Nimbus Therapeutics, LLC since October 2020 and on the board of directors of Artiva Biotherapeutics, Inc., a publicly traded biotechnology company, since June 2020. Dr. Stoppel received a B.A. in Biology and Psychology from Harvard University, and a Ph.D. in Neuroscience from Massachusetts Institute of Technology. Our Board believes Dr. Stoppel is qualified to serve as a director based on her experience in venture capital and the neurosciences.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NOMINEE NAMED ABOVE.
Information About Our Continuing Directors
Set forth below are the names, ages and length of service of the remaining members of our Board whose terms will continue beyond the Annual Meeting.

Continuing Directors	Class	Age(1)	Term Expires	Position(s) Held	Director Since
Nathan Fountain, M.D.	III	63	2027	Director	2021
Daniel O’Connell	III	56	2027	Director	2006
Kimberlee Drapkin	I	58	2028	Director	2022
Jeffrey Ives, Ph.D.	I	75	2028	Director	2014
Sean Stalfort	I	56	2028	Director	2018
(1)As of April 1, 2026.
The principal occupation, business experience and education of each continuing director are set forth below.
Nathan Fountain, M.D.
Dr. Fountain has served as a member of our Board since June 2021. Dr. Fountain is a Professor of Neurology at the University of Virginia School of Medicine and has served as the director of the F.E. Dreifuss Comprehensive Epilepsy Program at the University of Virginia since 1998. Dr. Fountain has served on the board of directors and as President and Chief Executive Officer of Hexokine Therapeutics, Inc. since November 2021. Dr. Fountain serves as chair of the Scientific Advisory Board for Shackelford Pharma Inc. Dr. Fountain is the founding co-chair of the Epilepsy Foundation’s Research Roundtable for Epilepsy. Dr. Fountain previously served as President and director of the National Association of Epilepsy Centers. Dr. Fountain served on the FDA Peripheral and CNS Drugs Advisory Committee from November 2010 to June 2021, most recently serving as chair of the committee from February 2018 through June 2021. Dr. Fountain has been the chair of the Professional Advisory Board for the Epilepsy Foundation of Virginia since 2009. Dr. Fountain received an M.D. from the University of Iowa College of Medicine and a B.S. in Zoology from the University of Iowa. Our Board believes Dr. Fountain is qualified to serve as a director based on his experience in neurology.
Daniel O’Connell
Mr. O’Connell has served as our Chief Executive Officer (the “CEO”) since December 2014 and as a member of our Board since April 2006. Mr. O’Connell previously co-founded and served as chief executive officer of Functional NeuroModulation Ltd., a clinical-stage company developing deep brain stimulation therapies for Alzheimer’s disease. Mr. O’Connell is a founding member and former managing partner of NeuroVentures Capital, LLC, a firm he helped to invest in emerging neurosciences companies. He earned a B.A. from Brown University and an M.B.A. from the University of Virginia. Our Board believes Mr. O’Connell is qualified to serve as a director based on his experience in venture capital and in the neurosciences.
Kimberlee C. Drapkin
Ms. Drapkin has served as a member of our Board since April 2022. Ms. Drapkin served as the CEO of Graphite Bio, Inc. (now LENZ Therapeutics, Inc. (“LENZ”)) from August 2023 to March of 2024. She was previously the Chief Financial Officer and Treasurer of Jounce Therapeutics, Inc. from August 2015 and February 2013, respectively, until May 2023. Ms. Drapkin currently serves on the boards of directors of Imugene Limited, LENZ and Climb Bio, Inc. She previously served on the boards of directors of Lucy Therapeutics, Inc. from October 2024 to May 2025, Kineta, Inc. from July 2023 to June 2025, Graphite Bio, Inc. from July 2023 to March 2024, Yumanity Therapeutics, Inc. from December 2020 to December 2022 and Proteostasis Therapeutics, Inc. from February 2019 through December 2020. Ms. Drapkin began her career at PricewaterhouseCoopers LLP, is a certified public accountant and holds a B.S. in accounting from Babson College. Our Board believes Ms. Drapkin is qualified to serve as a director based on her extensive financial expertise within the pharmaceutical industry.
Jeffrey Ives, Ph.D.
Dr. Ives has served as a member of our Board since May 2014. Dr. Ives currently serves as a Principal at NeuroPharma Advisors, LLC and as an Advisor to Access Biotechnology, Inc. He currently also serves on the board of Astrocyte Pharmaceuticals, Inc. and has previously served on the boards of Pinteon Therapeutics, Inc., Orthogonal Neuroscience LLC and Cara Therapeutics, Inc. From 2008 until 2013, Dr. Ives served as the Chief Executive Officer of Satori Pharmaceuticals, Inc. (“Satori”), a company focused on Alzheimer’s disease. Prior to Satori, he served as senior vice president at Pfizer Inc., leading global drug metabolism and neurodegenerative diseases, psychiatry and pain research areas. Dr. Ives received his doctorate and master’s degrees from Yale University and received a B.A. from Colgate University. Our Board believes Dr. Ives is qualified to serve as a director based on his experience in neurodegenerative diseases, particularly Alzheimer’s disease.
Sean Stalfort
Mr. Stalfort has served as a member of our Board since October 2018. Mr. Stalfort is President of PBM Capital Group, LLC (“PBM Capital”), a private equity and venture capital investment firm in the business of investing in healthcare and life-science related companies, and has worked at PBM Capital since 2010. Mr. Stalfort is a member of the board of directors of Verrica Pharmaceuticals, Inc., a publicly traded biopharmaceutical company, and Taysha Gene Therapies, Inc., a publicly traded biotechnology company. Mr. Stalfort previously served as a member of the board of directors of Dova Pharmaceuticals, Inc. from 2016 through 2019 and on the board of directors of SalioGen Therapeutics, Inc. Mr. Stalfort also currently serves on the board of directors of Xalud Therapeutics, Inc., Baxis Pharmaceuticals, Inc. and Vetana Animal Health, Inc. Prior to joining PBM Capital, he was the executive vice president for new business development/M&A for PBM Products, Inc. Mr. Stalfort received a B.A. in business economics and political science from Brown University. Our Board believes Mr. Stalfort is qualified to serve as a director based on his experience in venture capital, particularly related to healthcare.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
INDEPENDENCE OF THE BOARD OF DIRECTORS
As required under the listing standards of the Nasdaq Stock Market (“Nasdaq”), a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the Board. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.
Consistent with these considerations, after review of all employment histories, affiliations and family and other relationships, the Board has affirmatively determined that the following seven directors are independent directors within the meaning of the applicable Nasdaq listing standards: Ms. Drapkin, Dr. Fountain, Dr. Golumbeski, Dr. Ives, Dr. Porter, Mr. Stalfort and Dr. Stoppel. In making this determination, the Board concluded that none of these directors or nominees for director had a material or other disqualifying relationship with the Company.
BOARD LEADERSHIP STRUCTURE
The Board has an independent chair, Dr. Golumbeski, who has authority, among other things, to call and preside over Board meetings, including meetings of the independent directors, to set meeting agendas and to determine materials to be distributed to the Board. Accordingly, the Board Chair has substantial ability to shape the work of the Board. The Company believes that separation of the positions of Board Chair and Chief Executive Officer reinforces the independence of the Board in its oversight of the business and affairs of the Company. In addition, the Company believes that having an independent Board Chair creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and its stockholders. As a result, the Company believes that having an independent Board Chair can enhance the effectiveness of the Board as a whole.
ROLE OF THE BOARD IN RISK OVERSIGHT
One of the Board’s key functions is informed oversight of the Company’s risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, the Board has responsibilities to review, approve and monitor fundamental financial and business strategies, assess our major risks and consider ways to address those risks, select and oversee management and establish and oversee processes to maintain our integrity. Our Audit Committee has the responsibility to review and discuss with management and the Company’s independent auditors, as appropriate, the Company’s guidelines and policies with respect to financial risk management and financial risk assessment, including the Company’s major financial risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also monitors compliance with legal, regulatory and ethical requirements, in addition to oversight of the performance of our internal audit function. Audit Committee responsibilities also include oversight of data privacy, technology and information security, including cybersecurity and back-up of information systems. For additional information on the Audit Committee’s oversight of matters related to mitigating cybersecurity risks, see “Item 1C. Cybersecurity” in our 2025 Annual Report. Our Nominating and Corporate Governance Committee oversees and reviews with management the Company’s major legal compliance risk exposures and the steps management has taken to monitor and mitigate such exposures, including the Company’s procedures and any related policies with respect to risk assessment and risk management, and reviews and assesses our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. The compensation committee of the Board (the “Compensation Committee”) assesses and monitors our practices and compensation policies and programs as they relate to risk management and risk-taking incentives, to determine whether they are reasonably likely to have a material adverse effect on the Company. In addition, the entire Board receives reports from time to time regarding various enterprise risks facing the Company, and the applicable Board committees receive related reports with respect to the committees’ respective areas of oversight.
MEETINGS OF THE BOARD OF DIRECTORS
The Board met six times during the last fiscal year. Each Board member attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he or she served, held during the portion of the last fiscal year for which he or she was a director or committee member. All directors serving at the time of the 2025 Annual Meeting attended the 2025 Annual Meeting.

INFORMATION REGARDING THE COMMITTEES OF THE BOARD OF DIRECTORS
The Board has three committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The following table provides current membership for each of the Board committees and information on the number of meetings held during the fiscal year ended December 31, 2025:

Name	Audit	Compensation	Nominating and Corporate Governance
Ms. Kimberlee Drapkin	X*	X
Dr. Nathan B. Fountain			X
Dr. George Golumbeski
Dr. Jeffrey L. Ives		X*
Mr. Daniel O’Connell
Dr. Derrell Porter			X
Mr. Sean Stalfort	X	X
Dr. Laura Stoppel	X		X*
Total meetings in fiscal 2025	4	6	3
*Committee Chairperson
Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board has determined that each member of each committee meets the applicable Nasdaq rules and regulations regarding “independence” and each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.
Below is a description of each committee of the Board.
Audit Committee
The Audit Committee was established by the Board in accordance with Section 3(a)(58)(A) of the Exchange Act, to act on behalf of the Board in fulfilling the Board’s oversight responsibilities with respect to (i) the Company’s corporate accounting and financial reporting processes, systems of internal control over financial reporting and audits of its financial statements, systems of disclosure controls and procedures, as well as the quality and integrity of the Company’s financial statements and reports, (ii) the qualifications, independence and performance of the registered public accounting firm engaged by the Company, (iii) the review of any reports or other disclosure required by the applicable rules and regulations of the SEC to be included in this proxy statement and the Company’s periodic reports filed with the SEC and (iv) the performance of the Company’s internal audit function, if any. For this purpose, the Audit Committee performs several functions. The Audit Committee evaluates the performance of and assesses the qualifications of the independent auditors; determines and approves the engagement of the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; determines and approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on the Company’s audit engagement team as required by law; reviews and approves or rejects transactions between the Company and any related persons; confers with management and the independent auditors regarding the scope, adequacy, and effectiveness of internal control over financial reporting and the Company’s disclosure controls and procedures; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and reviews with management and the independent auditors, as appropriate, the Company’s annual audited financial statements and quarterly financial statements, including a review of the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”
The Audit Committee is currently composed of three directors: Ms. Drapkin, Mr. Stalfort and Dr. Stoppel. Ms. Drapkin serves as chair of the Audit Committee. The Audit Committee met four times during the fiscal year ended December 31, 2025. The Board has adopted a written Audit Committee charter that is available to stockholders on the Company’s website at www.acumenpharm.com.

The Board reviews the Nasdaq listing standards definition of independence for Audit Committee members on an annual basis and has determined that all members of the Company’s Audit Committee are independent (as independence is currently defined in Rule 5605(c)(2)(A)(i) and (ii) of the Nasdaq listing standards, including pursuant to Rule 10A-3(b)(1) of the Exchange Act).
The Board has also determined that Ms. Drapkin qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. The Board made a qualitative assessment of Ms. Drapkin’s level of knowledge and experience based on a number of factors, including her formal education and experience as a chief financial officer for public reporting companies.
Compensation Committee
The Compensation Committee is composed of three directors: Ms. Drapkin, Dr. Ives and Mr. Stalfort. Dr. Ives serves as chair of the Compensation Committee. All members of the Company’s Compensation Committee are independent (as independence is currently defined in Rule 5605(d)(2) of the Nasdaq listing standards). The Compensation Committee met six times during the fiscal year ended December 31, 2025. The Board has adopted a written Compensation Committee charter that is available to stockholders on the Company’s website at www.acumenpharm.com.
The Compensation Committee acts on behalf of the Board to review, modify (as needed) and approve, or review and recommend, the Company’s overall compensation strategy and policies, plans and programs including:
•reviewing and approving, or reviewing and recommending to the Board for approval, annual corporate goals and objectives relevant to the compensation of the Company’s CEO and, to the extent applicable, other executive officers and senior management, as appropriate;
•evaluating and approving, or recommending to the Board for approval, the Company’s performance against corporate goals and objectives;
•evaluating and approving, or recommending to the Board for approval, the compensation plans and programs advisable for the Company, as well as evaluating and approving, or recommending to the Board for approval, the modification or termination of existing plans and programs;
•establishing policies with respect to equity compensation arrangements with the objective of appropriately balancing the perceived value of equity compensation and the dilutive and other costs of that compensation to the Company;
•reviewing compensation practices and trends to assess the adequacy and competitiveness of the Company’s executive compensation programs among comparable companies in the Company’s industry, and exercising independent judgment in determining the appropriate levels and types of compensation to be paid;
•reviewing and approving the terms of any employment agreements, severance arrangements, change-of-control protections and any other compensatory arrangements (including, without limitation, perquisites and any other form of compensation) for the Company’s executive officers and other senior management, as appropriate, which includes the ability to adopt, amend and terminate such agreements or arrangements;
•reviewing and approving any compensation arrangement for any executive officer involving any subsidiary, special purpose or similar entity, taking into account the potential for conflicts of interest in such arrangements and whether the arrangement has the potential to benefit the Company;
•monitoring the Company’s compliance with the requirements of the Sarbanes-Oxley Act of 2002 relating to loans to officers and directors and with all other applicable laws affecting employee compensation and benefits;
•reviewing the Company’s practices and policies of employee compensation as they relate to risk management and risk-taking incentives, to determine whether such compensation policies and practices are reasonably likely to have a material adverse effect on the Company;
•reviewing and considering the results of any advisory vote on executive compensation if required by Section 14A of the Exchange Act and the rules and regulations promulgated thereunder; and
•evaluating the efficacy of the Company’s compensation policy and strategy in achieving expected benefits to the Company and otherwise furthering the Compensation Committee’s policies.

Compensation Committee Processes and Procedures
Typically, the Compensation Committee meets quarterly and with greater frequency if necessary. The agenda for each meeting is usually developed by the chair of the Compensation Committee, in consultation with the CEO and Aon’s Human Capital Solutions practice, a division of Aon plc (“Aon”), the compensation consultant engaged by the Compensation Committee. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The CEO may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of the Company. In addition, under the charter, the Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from compensation consultants and internal and external legal, accounting or other advisors, experts and consultants that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any consultants or advisors engaged for the purpose of advising the Compensation Committee. In particular, the Compensation Committee has the authority to retain, in its sole discretion, compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. The Compensation Committee may also form and delegate authority to subcommittees as appropriate, including, but not limited to, the delegation of authority to a subcommittee composed of one or more members of the Board or officers of the Company to grant stock awards under the Company’s equity incentive plans to persons who are not then subject to Section 16 of the Exchange Act or to a subcommittee composed solely of employees of the Company to serve as an administrative and/or investment committee. Under the charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other advisor to the Compensation Committee, other than in-house legal counsel and certain other types of advisors, only after taking into consideration certain factors prescribed by the SEC and Nasdaq that bear upon the advisor’s independence; however, there is no requirement that any advisor be independent.
The Compensation Committee engaged Aon as its compensation consultant for the fiscal year ended December 31, 2025.
As part of its engagement, Aon was requested by the Compensation Committee to develop a comparative group of companies and to perform analyses of compensation levels for that group. Aon ultimately developed recommendations for competitive compensation levels that were presented to the Compensation Committee for its consideration. Following an active dialogue with Aon, the Compensation Committee recommended that the Board approve the recommendations of Aon. Aon was also requested by the Compensation Committee to assist the Compensation Committee in preparing its equity strategy for non-executives and to assess the compensation of the Company’s Board.
The Compensation Committee generally determines compensation for our executive officers during the first quarter of the year, including any adjustments to annual base salaries and approval of awards of annual performance bonuses and equity awards, as well as approval of new annual performance objectives for the coming year. In addition, at various meetings throughout the year the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires and other strategic compensation issues, such as the efficacy of the Company’s compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation. The Compensation Committee solicits and considers evaluations and recommendations submitted by the CEO when determining the compensation of the other executive officers. In the case of the CEO, the Compensation Committee evaluates his performance, which influences any adjustments the Committee recommends to the Board with respect to his compensation as well as awards to be granted. As part of its deliberations, the Compensation Committee may review and consider materials that it deems appropriate, which may include financial reports and projections, tax and accounting information, executive and director stock ownership information, Company stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels and recommendations of the Compensation Committee’s compensation consultant, including analyses of executive and director compensation paid at other companies identified by the consultant.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is responsible for overseeing aspects of the Company’s corporate governance functions on behalf of the Board, making recommendations to the Board regarding corporate governance issues, identifying and evaluating candidates to serve as directors of the Company (consistent with criteria approved by the Board), reviewing and evaluating incumbent directors and the performance of the Board (including Board committees), making recommendations to the Board regarding the selection and approval of candidates to serve as nominees to be submitted to a stockholder vote at the annual meeting of stockholders, serving as a focal point for communication between director candidates, non-committee directors and the Company’s management, making other recommendations to the Board regarding affairs relating to the directors of the Company, including the membership of the committees of the Board, and developing a set of corporate governance principles for the Company.
The Nominating and Corporate Governance Committee is composed of three directors: Dr. Fountain, Dr. Porter and Dr. Stoppel. Dr. Stoppel serves as chair of the Nominating and Corporate Governance Committee. All members of the Nominating and Corporate Governance Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). The Nominating and Corporate Governance Committee met three times during the fiscal year ended December 31, 2025. The Board has adopted a written Nominating and Corporate Governance Committee charter that is available to stockholders on the Company’s website at www.acumenpharm.com.
The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements and having the highest personal integrity and ethics. The Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company’s stockholders. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee may consider diversity, age, skills and such other factors as it deems appropriate, given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability.
The Nominating and Corporate Governance Committee appreciates the value of thoughtful Board refreshment, and regularly identifies and considers qualities, skills and other director attributes that would enhance the composition of the Board. In the case of incumbent directors whose terms of office are set to expire, the Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. The Committee also takes into account the results of the Board’s self-evaluation, which is conducted periodically. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board.
The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address: c/o Acumen Pharmaceuticals, Inc., 1210-1220 Washington Street, Suite 210, Newton, Massachusetts 02465, Attn: Corporate Secretary. Submissions must be received at least 90 days, but not more than 120 days, prior to the anniversary date of the preceding year’s Annual Meeting. In the event that the date of the 2027 annual meeting is more than 30 days before or more than 60 days after June 3, 2027, then our Corporate Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2027 annual meeting of stockholders and not later than the close of business on the 90th day prior to the 2027 annual meeting of stockholders or the 10th day following the day on which public disclosure of the date of such meeting is first made by the Company. Submissions must include the name and address of the stockholder on whose behalf the submission is made, the number and class of shares of the Company that are owned beneficially by such stockholder as of the date of the submission, the full name of the proposed candidate, a description of the proposed candidate’s business experience for at least the previous five years, complete biographical information for the proposed candidate, and a description of the proposed candidate’s qualifications as a director, as well as any additional information specified in the Company’s bylaws. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
The Company’s Board has adopted a formal process by which stockholders may communicate with the Board or any of its directors. Stockholders who wish to communicate with the Board may do so by sending written communications addressed to the Corporate Secretary of Acumen at 1210-1220 Washington Street, Suite 210, Newton, Massachusetts 02465. Each communication must set forth:
•the name and address of the stockholder on whose behalf the communication is sent; and
•the number and class of shares of the Company that are owned beneficially by such stockholder as of the date of the communication.
The Corporate Secretary will review each communication. The Corporate Secretary will forward such communication to the Board or to any individual director to whom the communication is addressed unless the communication contains advertisements or solicitations or is unduly hostile, threatening or similarly inappropriate, in which case the Corporate Secretary shall discard the communication.
CODE OF ETHICS
The Company has adopted the Acumen Code of Business Conduct and Ethics, which applies to all officers, directors and employees. The Code of Business Conduct and Ethics is available on the Company’s website at www.acumenpharm.com. If the Company makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code of Business Conduct and Ethics to any executive officer or director, the Company will promptly disclose the nature of the amendment or waiver on its website.
CORPORATE GOVERNANCE GUIDELINES
Our Board has documented our governance practices by adopting Corporate Governance Guidelines to ensure that the Board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of the Company’s management. The guidelines are also intended to align the interests of directors and management with those of the Company’s stockholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to Board composition and selection, Board meetings and involvement of senior management, performance evaluation of the CEO and succession planning and Board committees and compensation. The Corporate Governance Guidelines may be viewed on the Company’s website at www.acumenpharm.com.
INSIDER TRADING POLICY; EQUITY GRANTS
The Company has adopted an insider trading policy that governs the purchase, sale and/or other dispositions of the Company’s securities by the Company’s directors, employees, related persons and other covered persons, and that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations and listing standards applicable to the Company. The insider trading policy does not apply directly to repurchases of securities by the Company, but the Company has not made repurchases of its securities to date and does not reasonably expect to be in a position to repurchase its securities in the near future. If the Company were to repurchase its securities, it expects to follow the insider trading policy’s guidelines in connection with securities repurchases by effecting trades either during open window periods under the policy or through adoption, during an open window period, of a pre-arranged trading plan that satisfied the affirmative defense requirements of Rule 10b5-1 under the Exchange Act.
In addition, the Company’s insider trading policy prohibits any employee or director from engaging in short sales, transactions in put or call options, hedging transactions, margin accounts or other inherently speculative transactions with respect to the Company’s stock at any time.
The Compensation Committee does not schedule equity award grant dates in anticipation of the release of material non-public information, and the Company does not have any plans, programs or practices of timing the release of material non-public information in order to affect the value of executive compensation.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 and has further recommended to the Board, and the Board has proceeded to, submit the appointment of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited the Company’s financial statements since 2021. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm. However, the Audit Committee is submitting the appointment of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.
PRINCIPAL ACCOUNTANT FEES AND SERVICES
The following table sets forth the aggregate fees for audit services provided by Ernst & Young LLP for the years ended December 31, 2025 and December 31, 2024.

	2025	2024
	(in thousands)
Audit Fees(1)	$659	$729
Audit-related Fees	—	—
Tax Fees(2)	73	70
All Other Fees	—	—
Total Fees	$732	$799
(1)Audit fees consist of fees for professional services rendered in connection with the audit of the Company’s annual financial statements for 2025 and 2024 and the reviews of the financial statements included in the Company’s quarterly reports on Forms 10-Q. These amounts include fees billed for the audits of annual financial statements, quarterly reviews, consultations on accounting matters, and registration statement filings and consents.
(2)Tax fees consist of fees for professional services rendered for tax compliance, tax advice and tax planning services. These services primarily relate to preparation of state and federal tax returns.
All fees described above were preapproved by the Audit Committee.
PRE-APPROVAL POLICIES AND PROCEDURES
The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by the Company’s independent registered public accounting firm, Ernst & Young LLP. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.
The Audit Committee has determined that the rendering of services other than audit services by Ernst & Young LLP is compatible with maintaining the principal accountant’s independence.

During 2025 and 2024, no services were provided to the Company by Ernst & Young LLP other than in accordance with the pre-approval policies and procedures described above.
The affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the appointment of Ernst & Young LLP.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

PROPOSAL 3
APPROVAL OF THE COMPANY’S AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN
OVERVIEW
At the Annual Meeting, stockholders will be asked to approve the adoption of the Company’s Amended and Restated 2021 Equity Incentive Plan, adopted by the Board, upon recommendation by the Compensation Committee, on April 21, 2026, including to (i) increase the number of shares available for issuance by 10,000,000 shares, (ii) remove the automatic “evergreen” share pool increase provision, and (iii) prohibit repricing of stock options without stockholder approval (other than in connection with certain corporate transactions) (the “Amended and Restated 2021 Plan”). The Company’s 2021 Equity Incentive Plan (the “2021 Plan”) was originally adopted by the Board in June 2021. If stockholders do not approve the Amended and Restated 2021 Plan, it will not become effective, and the 2021 Plan will remain in effect in accordance with its terms.
As discussed further below, stockholders are being asked to approve the adoption of the Amended and Restated 2021 Plan, primarily to enable us to increase the number of shares of our common stock available for issuance pursuant to awards under the plan by 10,000,000 shares. As of April 21, 2026, the date the Board approved the Amended and Restated 2021 Plan, there were 1,433,852 shares of our common stock available for issuance under the 2021 Plan. We currently expect to make grants of equity awards under the 2021 Plan with respect to approximately an additional 1,110,700 shares prior to the Annual Meeting (which does not include any grants that may be made in connection with new hires). Stockholder approval of the Amended and Restated 2021 Plan would therefore make available for issuance, as of the Annual Meeting, a total of: (i) 10,000,000 shares of our common stock, plus (ii) the number of shares of our common stock that remain available for issuance under the 2021 Plan as of the Annual Meeting (which is currently expected to be approximately 323,152 shares of our common stock, assuming that the grants described above are made prior to the Annual Meeting, but which cannot exceed 1,433,852 shares of our common stock), plus (iii) any shares subject to outstanding awards granted under the 2021 Plan or the Company’s 2013 Amended and Restated Stock Performance Plan (the “2013 Plan”) that terminate or expire prior to exercise or settlement, are settled in cash, are forfeited or repurchased because of the failure to vest, or are reacquired or withheld to satisfy a tax withholding obligation or the purchase or exercise price in accordance with the terms of the 2021 Plan or the 2013 Plan, respectively (which cannot exceed 19,040,630 shares minus the number of shares of our common stock that remain available for issuance under the 2021 Plan as of the Annual Meeting).
Equity grants are an essential element of the Company’s compensation program. Stockholder approval of the Amended and Restated 2021 Plan would allow us to continue to use equity incentives to attract and retain high quality and high performing executives, other employees and directors. The Board approved the Amended and Restated 2021 Plan, and the additional shares of our common stock authorized for issuance under it, based upon its review and consideration of:
•the Company’s projected share needs and anticipated future growth;
•the dilutive impact to stockholders;
•the number of shares necessary for the Company to continue making awards at expected rates for the next two years, and
•advice provided by Aon, the independent consultant of the Compensation Committee.
The Board believes that equity awards have been, and will continue to be, a critical part of our total compensation program and allow us to attract and retain the key talent needed to effectively compete in our industry, incentivize superior results and long-term value creation, and align the interests of our employees with those of our stockholders. In addition, we believe that equity ownership fosters an ownership mindset by allowing employees to take part in the successes of the Company.
The Board believes that the Amended and Restated 2021 Plan will promote the interests of our stockholders and is consistent with principles of good corporate governance, including the following:
•No Evergreen Provision. The Amended and Restated 2021 Plan does not contain an “evergreen” provision that would increase the number of shares available without stockholder approval. The Amended and Restated 2021 Plan authorizes a fixed number of shares and, as a result, requires stockholder approval to issue any additional shares pursuant to awards under the plan. This gives our stockholders the opportunity to provide direct input on our equity compensation program.

•No Discounted Stock Options or SARs. All stock options and stock appreciation rights (“SARs”) granted under the Amended and Restated 2021 Plan must have a per share exercise price or base value that is not less than the closing price of the underlying shares on the date of grant (or the immediately preceding date on which a closing price was reported if there is no closing price on the date of grant).
•No Repricing. Other than in connection with certain corporate transactions or changes to our capital structure, the Amended and Restated 2021 Plan prohibits the repricing of stock options or SARs without obtaining stockholder approval.
•Limits on Dividend Equivalents. Dividends and dividend equivalents relating to awards will be subject to the same risk of forfeiture (whether service- or performance-based) as applies to the underlying award to which they relate.
•No Reload Awards. No term of an award may provide for automatic “reload” grants of additional awards upon exercise of a stock option or SAR or otherwise as a term of an award.
•Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid to any non-employee director for his or her service on the Board with respect to any calendar year, including awards granted under the Amended and Restated 2021 Plan and cash fees or other compensation paid by the Company to such non-employee director outside of the Amended and Restated 2021 Plan may not exceed $750,000 in the aggregate ($1,000,000 in the aggregate with respect to a non-employee director’s first calendar year of service on the Board).
In setting the size of the share pool under the Amended and Restated 2021 Plan, the Board considered our projected share needs, the dilutive impact of the proposed share increase to stockholders and advice provided by Aon, the independent consultant of the Compensation Committee. We have made grants of equity awards under the 2021 Plan with respect to 4,151,234 shares in calendar year 2026 through April 21, 2026, and 1,433,852 shares of our common stock remained available for grant under the 2021 Plan. We currently expect to make grants of equity awards under the 2021 Plan with respect to approximately an additional 1,110,700 shares prior to the Annual Meeting (which does not include any grants that may be made in connection with new hires). The weighted average number of shares of our common stock outstanding in calendar years 2025, 2024 and 2023 was 60,561,836, 60,013,277 and 48,609,383, respectively. As a result, under the 2021 Plan our three-year average burn rate is 6.0%. In setting the size of the share pool under the Amended and Restated 2021 Plan, the Board also considered the total amount of equity awards outstanding under existing grants as of April 21, 2026, as further shown in the chart below. Based on an analysis of the remaining shares available for grant under the 2021 Plan, the number of equity awards outstanding under our equity incentive plans, our historical burn rate, our anticipated future growth, our current capitalization, the features of the Amended and Restated 2021 Plan and the equity plan guidelines established by proxy advisory firms, the Board approved the Amended and Restated 2021 Plan and the share pool authorized under it to ensure that we continue to have the ability to provide industry competitive long-term incentive compensation to our key contributors. Based on these same factors, we believe that the shares that would be available under the Amended and Restated 2021 Plan would enable us to continue to grant equity awards for approximately two years from the effective date of the plan.
POTENTIAL DILUTION
The following table provides information regarding the number of shares subject to each type of outstanding award under the 2021 Plan and the 2013 Plan, the number of shares of our common stock available for future awards under the 2021 Plan, the number of additional shares that would be available for future awards under the Amended and Restated 2021 Plan, if approved by stockholders, and the dilutive impact of each to our stockholders as of April 21, 2026 based on 72,227,580 shares outstanding. The table below does not take into account shares issued under the Company’s 2021 Employee Stock Purchase Plan (the “2021 ESPP”).

	Number of shares	As a percentage of common stock outstanding as of April 21, 2026
Total shares underlying outstanding stock options	14,857,472	20.6%
Total shares subject to outstanding restricted stock units	2,749,306	3.8%
Total shares subject to outstanding awards under the 2021 Plan and the 2013 Plan	17,606,778	24.4%
Total shares available for future awards under the 2013 Plan	—	—%
Total shares available for future awards under the 2021 Plan(1)	1,433,852	2.0%
Total shares subject to outstanding awards under the 2021 Plan and the 2013 Plan or available for future awards under the 2021 Plan	1,433,852	2.0%
Proposed additional shares available for future awards under the Amended and Restated 2021 Plan	10,000,000	13.8%
Total potential dilution	29,040,630	40.2%
(1)     We currently expect to make grants of equity awards under the 2021 Plan with respect to approximately an additional 1,110,700 shares prior to the Annual Meeting (which does not include any grants that may be made in connection with new hires). Assuming that these grants are made prior to our Annual Meeting, the total shares available for future awards under the 2021 Plan as of the Annual Meeting is currently expected to be 323,152 shares of our common stock, or 0.5% of our common stock currently expected to be outstanding as of the Annual Meeting.
As indicated in the table above, as of April 21, 2026, the date on which the Board adopted the Amended and Restated 2021 Plan, the potential dilution under the 2021 Plan and the 2013 Plan was 26.4%. If the Amended and Restated 2021 Plan is approved by our stockholders, our potential dilution will be 40.2%.
REASONS FOR SEEKING STOCKHOLDER APPROVAL
The Board believes that the ability to grant equity compensation has been, and will continue to be, essential to the Company’s ability to attract and retain the highest quality and highest performing employees, directors and consultants. The Board also believes that equity compensation motivates our employees, including our executive officers, directors, and consultants to contribute to the achievement of our corporate objectives and encourages the alignment of their interests with the interests of our stockholders.
SUMMARY OF THE AMENDED AND RESTATED 2021 PLAN
The following summary describes the material terms of the Amended and Restated 2021 Plan. This summary of the Amended and Restated 2021 Plan is not a complete description of all provisions of the Amended and Restated 2021 Plan and is qualified in its entirety by reference to the Amended and Restated 2021 Plan which is attached hereto as Appendix A.
Purpose. The Company, by means of the Amended and Restated 2021 Plan, seeks to secure and retain the services of employees, directors and consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any parent or subsidiary of the Company and to provide a means by which such persons may be given an opportunity to benefit from increases in value of our common stock through the granting of awards.
Authorized Shares. Subject to adjustment as described below, the maximum number of shares of our common stock that may be issued under the Amended and Restated 2021 Plan will not exceed 29,040,630 shares, which is the sum of (1) 10,000,000 shares, plus (2) the number of shares of our common stock that remain available for issuance under the 2021 Plan as of the Annual Meeting (not to exceed 1,433,852 shares), plus (3) any shares subject to outstanding stock options or other awards that were granted under the 2021 Plan or the 2013 Plan that, on or after the Amended and Restated 2021 Plan becomes effective, terminate or expire prior to exercise or settlement, are settled in cash, are forfeited or repurchased because of the failure to vest, or are reacquired or withheld to satisfy a tax withholding obligation or the purchase or exercise price in accordance with the terms of the 2021 Plan or the 2013 Plan, respectively (not to exceed 19,040,630 shares minus the number of shares of our common stock that remain available for issuance under the 2021 Plan as of the Annual Meeting). The maximum number of shares of our common stock that may be issued upon the exercise of incentive stock options under the Amended and Restated 2021 Plan is 29,040,630.
Shares subject to awards granted under the Amended and Restated 2021 Plan that expire or terminate without being exercised in full, or that are paid out in cash rather than in shares, do not reduce the number of shares available for issuance under the Amended and Restated 2021 Plan. Additionally, shares become available for future grant under the Amended and Restated 2021 Plan if they were issued under awards under the Amended and Restated 2021 Plan if we repurchase them or they are forfeited.
Plan Administration. The Board, or a duly authorized committee of the Board, will administer the Amended and Restated 2021 Plan. The Board has delegated concurrent authority to administer the Amended and Restated 2021 Plan to the Compensation Committee. We refer to the Board, or the applicable committee with the power to administer the Amended and Restated 2021 Plan, as the plan administrator. The plan administrator may also delegate to one or more of our officers the authority to (1) designate employees (other than officers) to receive specified awards and (2) determine the number of shares subject to such awards. Under the Amended and Restated 2021 Plan, the Board has the authority to determine award recipients, grant dates, the numbers and types of awards to be granted, the applicable fair market value, and the provisions of each award, including the period of exercisability and the vesting schedule applicable to an award. The plan administrator has the power to modify outstanding awards under the Amended and Restated 2021 Plan, except that, other than in connection with a capitalization adjustment or certain corporate transactions, the plan administrator may not reprice any outstanding stock award, cancel and re-grant any outstanding stock award in exchange for new stock awards, cash or other consideration, or take any other action that is treated as a repricing under generally accepted accounting principles.
Eligibility. Our employees, directors, and consultants are eligible to receive awards under the Amended and Restated 2021 Plan. However, eligibility for incentive stock options is limited to our employees and employees of certain affiliates, and eligibility for other stock options and for SARs is limited to individuals providing continuous services to the Company or certain subsidiaries of the Company on the date of grant. As of April 21, 2026, we estimate that approximately 60 employees, including all of our executive officers, seven non-employee directors, and approximately nine consultants would be eligible to participate in the Amended and Restated 2021 Plan.
Types of Awards. The Amended and Restated 2021 Plan provides for the grant of incentive stock options (“ISOs”), non-statutory stock options (“NSOs”), restricted stock units, restricted stock awards, SARs, and other stock-based awards.
•Stock Options. ISOs and NSOs are granted under stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for stock options, within the terms and conditions of the Amended and Restated 2021 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Options granted under the Amended and Restated 2021 Plan vest at the rate specified in the stock option agreement as determined by the plan administrator. Each stock option will have a maximum term of not more than ten years from the date of grant. The aggregate fair market value, determined at the time of grant, of our common stock with respect to ISOs that are exercisable for the first time by an optionholder during any calendar year under all of our stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (1) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and (2) the term of the ISO does not exceed five years from the date of grant.
•Restricted Stock Units. Restricted stock units are granted under restricted stock unit award agreements adopted by the plan administrator. Restricted stock units may be granted in consideration for any form of legal consideration that may be acceptable to the Board and permissible under applicable law. A restricted stock unit may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the restricted stock unit agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit. Except as otherwise provided in the applicable award agreement or other written agreement between us and the participant, restricted stock units that have not vested will be forfeited once the participant’s continuous service ends for any reason.
•Restricted Stock Awards. Restricted stock awards are granted under restricted stock award agreements adopted by the plan administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, services to us, or any other form of legal consideration that may be acceptable to the plan administrator and permissible under applicable law. The plan administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with us ends for any reason, we may receive any or all of the shares of common stock held by the participant that have not vested as of the date the participant terminates service with us through a forfeiture condition or a repurchase right.
•Stock Appreciation Rights. SARs are granted under stock appreciation grant agreements adopted by the plan administrator. The plan administrator determines the purchase price or strike price for a SAR, which generally cannot be less than 100% of the fair market value of our common stock on the date of grant. A SAR granted under the Amended and Restated 2021 Plan vests at the rate specified in the SAR agreement as determined by the plan administrator. Each SAR will have a maximum term of not more than ten years from the date of grant.
•Performance Awards. The Amended and Restated 2021 Plan permits the grant of performance-based stock and cash awards. The plan administrator may structure awards so that the shares of our stock, cash, or other property will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period. The performance criteria that will be used to establish such performance goals may be based on any measure of performance selected by the plan administrator. The performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise (i) in the award agreement at the time the award is granted or (ii) in such other document setting forth the performance goals at the time the goals are established, we will appropriately make adjustments in the method of calculating the attainment of performance goals as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any portion of our business which is divested achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock-based compensation and the award of bonuses under our bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, we retain the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of the goals. The performance goals may differ from participant to participant and from award to award.
•Other Stock Awards. The plan administrator may grant other awards based in whole or in part by reference to our common stock. The plan administrator will set the number of shares under the stock award (or cash equivalent) and all other terms and conditions of such awards.

Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid to any non-employee director with respect to any period commencing on the date of our annual meeting of stockholders for a particular year and ending on the day immediately prior to the date of our annual meeting of stockholders for the following year, including awards granted and cash fees paid by us to such non-employee director, will not exceed $750,000 in total value, or in the event such non-employee director is first appointed or elected to the Board during such period, $1,000,000 in total value. This limit will not apply to any compensation received other than in respect of an individual’s service as a non-employee director (for example, service as an advisor or consultant).
Changes to Capital Structure. In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split, or recapitalization, appropriate adjustments will be made to (1) the class and maximum number of shares reserved for issuance under the Amended and Restated 2021 Plan, (2) the class and maximum number of shares that may be issued upon the exercise of incentive stock options, and (3) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding awards.
Corporate Transactions. In the event of a corporate transaction, unless otherwise provided in a participant’s award agreement or other written agreement with us or one of our affiliates or unless otherwise expressly provided by the plan administrator at the time of grant, any awards outstanding under the Amended and Restated 2021 Plan may be assumed, continued or substituted for by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by us with respect to the award may be assigned to the successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such awards, then with respect to any such awards that are held by participants whose continuous service has not terminated prior to the effective time of the transaction, or current participants, the vesting (and exercisability, if applicable) of such awards will be accelerated in full to a date prior to the effective time of the transaction (contingent upon the effectiveness of the transaction), and such awards will terminate if not exercised (if applicable) at or prior to the effective time of the transaction, and any reacquisition or repurchase rights held by us with respect to such awards will lapse (contingent upon the effectiveness of the transaction). With respect to performance awards with multiple vesting levels depending on performance level, unless otherwise provided by an award agreement or by the administrator, the award will accelerate at 100% of target. If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute for such awards, then with respect to any such awards that are held by persons other than current participants, such awards will terminate if not exercised (if applicable) prior to the effective time of the transaction, except that any reacquisition or repurchase rights held by us with respect to such awards will not terminate and may continue to be exercised notwithstanding the transaction. The plan administrator is not obligated to treat all awards or portions of awards in the same manner and is not obligated to take the same actions with respect to all participants.
In the event an award will terminate if not exercised prior to the effective time of a corporate transaction, the plan administrator may provide, in its sole discretion, that the holder of such award may not exercise such award but instead will receive a payment equal in value to the excess (if any) of (1) the value of the property the participant would have received upon the exercise of the award over (2) any exercise price payable by such holder in connection with such exercise.
Change in Control. Awards granted under the Amended and Restated 2021 Plan may be subject to acceleration of vesting and exercisability upon or after a change in control (as defined in the Amended and Restated 2021 Plan) as may be provided in the applicable award agreement or in any other written agreement between us or any affiliate and the participant, but in the absence of such provision, no such acceleration will automatically occur.
Transferability of Awards. A participant may not transfer awards under the Amended and Restated 2021 Plan other than by will, the laws of descent and distribution, or as otherwise provided under the Amended and Restated 2021 Plan.
Clawback. Awards granted under the Amended and Restated 2021 Plan will be subject to recoupment in accordance with any clawback policy that the Company adopts, to the extent applicable and permissible under applicable law. The Board may impose such other clawback, recovery or recoupment provisions in an award agreement as the Board determines necessary or appropriate.
Plan Amendment and Termination. The Board has the authority to amend, suspend, or terminate the Amended and Restated 2021 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our stockholders. No incentive stock options may be granted after the tenth anniversary of the date the Amended and Restated 2021 Plan is approved by our stockholders. No awards may be granted under the Amended and Restated 2021 Plan while it is suspended or after it is terminated.
Federal Income Tax Consequences. The following is a summary of some of the material federal income tax consequences associated with the grant and exercise of awards under the Amended and Restated 2021 Plan under current federal tax laws and certain other tax considerations associated with awards under the Amended and Restated 2021 Plan. This summary deals with the general tax principles that apply and is provided only for general information. Certain types of taxes, such as state and local income taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant to a participant in light of his or her personal investment circumstances. This summarized tax information is not tax advice.
•Restricted Stock. A participant who is awarded or purchases shares subject to a substantial risk of forfeiture generally does not have income until the risk of forfeiture lapses. When the risk of forfeiture lapses, the participant has ordinary income equal to the excess of the value of the shares at that time over the purchase price, if any, and a corresponding deduction is generally available to the Company. However, a participant may make an election under Section 83(b) of the Code to be taxed on restricted stock when it is acquired rather than later, when the substantial risk of forfeiture lapses. A Section 83(b) election must be made not later than 30 days after the transfer of the shares to the participant and must satisfy certain other requirements. A participant who makes an effective Section 83(b) election will realize ordinary income equal to the value of the shares as of the time of acquisition less any price paid for the shares. A corresponding deduction will generally be available to the Company. If a participant makes an effective Section 83(b) election, no additional income results by reason of the lapsing of the restrictions. For purposes of determining capital gain or loss on a sale of shares awarded under the Amended and Restated 2021 Plan, the holding period in the shares begins when the participant realizes taxable income with respect to the transfer. The participant’s tax basis in the shares equals the amount paid for the shares plus any income realized with respect to the transfer. However, if a participant makes an effective Section 83(b) election and later forfeits the shares, the tax loss realized as a result of the forfeiture is limited to the excess of what the participant paid for the shares (if anything) over the amount realized (if any) in connection with the forfeiture.
•Incentive Stock Options. In general, a participant realizes no taxable income upon the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may result in an alternative minimum tax liability to the participant. With some exceptions, a disposition of shares purchased under an incentive stock option within two years from the date of grant or within one year after exercise produces ordinary income to the participant (and generally a deduction to the Company) equal to the value of the shares at the time of exercise less the exercise price. Any additional gain recognized on the disposition is treated as a capital gain, for which the Company is not entitled to a deduction. If the participant does not dispose of the shares until after the expiration of these one- and two-year holding periods, any gain or loss recognized upon a subsequent sale is treated as a long-term capital gain or loss, for which the Company is not entitled to a deduction.
•Non-Statutory Stock Options. In general, a participant has no taxable income upon the grant of a non-statutory stock option but realizes income in connection with the exercise of the option in an amount equal to the excess (at time of exercise) of the value of the shares acquired upon exercise over the exercise price. A corresponding deduction is generally available to the Company. Upon a subsequent sale or exchange of the shares, any recognized gain or loss is treated as a capital gain or loss for which the Company is not entitled to a deduction. An incentive stock option that is exercised more than three months after termination of employment (other than termination by reason of death) is generally treated as a non-statutory stock option. Incentive stock options are also treated as non-statutory stock options to the extent they first become exercisable by an individual in any calendar year for shares having a value (determined as of the date of grant) in excess of $100,000.

•Stock Appreciation Rights. The grant of a SAR does not itself result in taxable income, nor does taxable income result merely because a SAR becomes exercisable. In general, a participant who exercises a SAR for shares of stock or receives payment in cancellation of a SAR will have ordinary income equal to the amount of any cash and the value of any stock received. A corresponding deduction is generally available to the Company.
•Restricted Stock Units. The grant of a restricted stock unit does not itself result in taxable income. Instead, the participant is taxed upon delivery of the underlying shares (and a corresponding deduction is generally available to the Company). If the shares delivered are restricted for tax purposes, the participant will be subject to the rules described above for restricted stock.
•Certain Change of Control Payments. Under Section 280G of the Code, the vesting or accelerated exercisability of stock options or the vesting and payment of other awards in connection with a change of control of a corporation may be required to be valued and taken into account in determining whether participants have received compensatory payments contingent on the change of control in excess of certain limits. If these limits are exceeded, a substantial portion of amounts payable to the participant, including income recognized by reason of the grant, vesting or exercise of awards, may be subject to an additional 20% federal tax and may be non-deductible to the Company.
NEW PLAN BENEFITS
Awards under the Amended and Restated 2021 Plan are subject to the discretion of the Board and, therefore, are not determinable at this time. The Board has full discretion to determine the shares subject to awards to be granted to participants under the Amended and Restated 2021 Plan, subject to the director limits described above under “Summary of the Amended and Restated 2021 Plan – Director Limits.”
The table below reflects awards that have been granted under the 2021 Plan to the individuals and groups listed below during 2025. On April 21, 2026, the closing price of a share of our common stock as reflected on Nasdaq was $2.73.

Name	Number of Stock Options and Restricted Stock Units
Daniel O’Connell, Chief Executive Officer	563,400
Matthew Zuga, Chief Financial Officer and Chief Business Officer	167,100
Jim Doherty, President and Chief Development Officer	155,500
Executive group	480,700
Non-executive director group	243,800
Non-executive officer employee group	1,621,410
Total	3,231,910
The affirmative vote of the majority of the votes cast on the proposal will be required to approve the Company’s Amended and Restated 2021 Equity Incentive Plan.
THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 3.

EXECUTIVE OFFICERS
Our executive officers, and their respective ages as of April 1, 2026, are as follows:

Name	Age	Position(s)
Daniel O’Connell	56	Chief Executive Officer
Matthew Zuga	60	Chief Financial Officer and Chief Business Officer
Jim Doherty, Ph.D.	58	President and Chief Development Officer
Eric Siemers, M.D.	70	Chief Medical Officer
Russell Barton, M.S.	68	Chief Operating Officer
Derek Meisner	55	Chief Legal Officer
Amy Schacterle	59	Chief Regulatory Officer, Head of Quality
Daniel O’Connell For Mr. O’Connell’s biography, please see the section above entitled “Information About Our Continuing Directors.”
Matthew Zuga Mr. Zuga has served as our Chief Financial Officer and Chief Business Officer since May 2021. Mr. Zuga previously served as HighCape Capital Acquisition Corp.’s (“HighCape”) Chief Financial Officer and Chief Operating Officer and a member of HighCape’s board of directors from June 2020 through June 2021. From 2013 to 2014, Mr. Zuga was a partner of HighCape Capital, LLC. From July 2019 through April 2021, Mr. Zuga was an advisor to Acumen. Mr. Zuga served on the board of directors of Elutia Inc. (formerly known as Aziyo Biologics, Inc.), a publicly traded biotechnology company, from November 2015 to October 2025. Mr. Zuga received an M.B.A. from the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill and a B.S. in Business Administration/Finance from The Ohio State University.
Jim Doherty, Ph.D. Dr. Doherty has served as our President and Chief Development Officer since February 2024. Dr. Doherty previously served as the Chief Development Officer at Sage Therapeutics from October 2021 to January 2024. Prior to October 2021, Dr. Doherty held several positions at Sage Therapeutics, including as Chief Research Officer from December 2016 to October 2021. Previously, he served as Director and Head of the Neuroscience Department for the Central Nervous System and Pain Innovative Medicines Unit of AstraZeneca Pharmaceuticals in Sodertalje, Sweden, where he led the company’s research pipeline for Alzheimer’s disease and neurodegeneration. Prior to that, he served as Director and Head of the Neuroscience Department at AstraZeneca in Wilmington, Delaware. Dr. Doherty holds a B.A. in Biology from the University of Delaware and received his Ph.D. in Neurobiology from Georgetown University.
Eric Siemers, M.D. Dr. Siemers has served as our Chief Medical Officer since June 2018, prior to which, in April 2018, he began consulting for us. Prior to joining us, from November 1998 to December 2017, he served in various roles for Eli Lilly and Company (“Eli Lilly”), a publicly traded pharmaceutical company, including most recently as Distinguished Medical Fellow, from October 2014 to December 2017, and was responsible for several clinical trials for Alzheimer’s disease compounds, including five Phase 3 studies as well as Phase 1 and 2 studies. Prior to Eli Lilly, Dr. Siemers founded the Indiana University Movement Disorder Clinic, where his research included Parkinson’s and Huntington’s diseases. Dr. Siemers served on the National Institute on Aging/Alzheimer’s Association working group that proposed new research nomenclature for Alzheimer’s disease utilizing biomarkers and clinical symptoms in 2018, which was updated in 2024. He was a founding member of the Alzheimer’s Association Research Roundtable and is on the steering committee for the Alzheimer’s Disease Neuroimaging Initiative. Dr. Siemers has served as a member of the board of directors of Bright Focus Foundation and Huntington Study Group, nonprofit research organizations. Dr. Siemers earned his M.D. from the Indiana University School of Medicine with Highest Distinction.
Russell Barton, M.S. Mr. Barton has served as our Chief Operating Officer since January 2021 after serving as our Clinical Operations Leader beginning in April 2019 and a consultant from December 2018 through April 2019. Mr. Barton served as Director of Clinical Operations at AgeneBio, Inc. from October 2019 through December 2022. Mr. Barton has been president and independent consultant of PharmaSagacity Consulting, LLC since 2018. From 1979 to 2017, he served in various roles for Eli Lilly, including as Chief Operating Officer of Eli Lilly’s Global Alzheimer’s Disease Platform Team from 2007 to 2017. Mr. Barton was an active participant in the design and startup of the Global Alzheimer’s Platform, which was developed through a collaboration between the Global Chief Executive Officer initiative on Alzheimer’s disease and the New York Academy of Sciences. Mr. Barton received a B.S. in chemistry from Illinois State University and a M.S. in chemistry from Purdue University.

Derek Meisner Mr. Meisner joined Acumen as Chief Legal Officer (“CLO”) in September 2022. Prior to joining Acumen, Mr. Meisner served as CLO and Corporate Secretary at X4 Pharmaceuticals, Inc. (“X4 Pharmaceuticals”) from November 2019 to September 2022. Prior to X4 Pharmaceuticals, he served as General Counsel at Genocea Biosciences, Inc. (“Genocea”) from September 2018 to November 2019. Before Genocea, Mr. Meisner spent more than two decades providing counsel to public and private companies. Mr. Meisner earned his B.A. from the University of Michigan and his J.D. from the Washington College of Law at American University.
Amy Schacterle, Ph.D. Amy Schacterle has served as our Chief Regulatory Officer & Head of Quality since November 2024. Dr. Schacterle previously served in various roles at Sage Therapeutics from December 2014 to October 2024, including most recently as Senior Vice President, R&D Strategy and Business Management from April 2020 to November 2024. Prior to that, Dr. Schacterle served as Vice President, Regulatory Affairs at Sunovion Pharmaceuticals Inc. Dr. Schacterle holds a B.S. in Biomedical Engineering from Rensselaer Polytechnic Institute and a Ph.D. and an M.S. in Biomedical Engineering from the University of Virginia.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the ownership of the Company’s common stock as of April 8, 2026 by: (i) each person or group of affiliated persons known by us to beneficially own greater than 5% of our common stock, (ii) each of our named executive officers and directors and (iii) all directors and officers as a group.
We have determined beneficial ownership in accordance with the rules and regulations of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares that they beneficially own, subject to applicable community property laws.
Applicable percentage ownership is based on 72,227,580 shares of common stock outstanding as of April 8, 2026. In computing the number of shares beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all shares subject to options held by the person that are currently exercisable, or will become exercisable within 60 days of April 8, 2026, and all restricted stock unit awards that are expected to vest based on service-based vesting conditions within 60 days of April 8, 2026. However, except as described above, we did not deem such shares outstanding for the purpose of computing the percentage ownership of any other person.
Unless otherwise indicated, the address for each beneficial owner listed in the table below is c/o Acumen Pharmaceuticals, Inc., 1210-1220 Washington Street, Suite 210, Newton, Massachusetts 02465.

	Beneficial Ownership
Name of Beneficial Owner(1)	Shares	Percentage of Total
Greater than 5% Stockholders
Entities affiliated with RA Capital(2)	21,133,969	29.3%
Entities affiliated with James B. Murray Jr. Revocable Trust(3)	3,611,360	5.0%
Named Executive Officers and Directors
Daniel O’Connell(4)	3,334,985	4.4%
Matthew Zuga(5)	993,355	1.4%
Jim Doherty(6)	417,051	*
Kimberlee C. Drapkin(7)	157,300	*
Nathan B. Fountain, M.D.(8)	147,550	*
George Golumbeski, Ph.D.(9)	9,722	*
Jeffrey L. Ives, Ph.D.(10)	145,102	*
Derrell D. Porter, M.D.(11)	132,300	*
Sean Stalfort(12)	445,219	*
Laura Stoppel, Ph.D.(13)	141,300	*
All current executive officers and directors as a group (14 persons)(14)	8,123,488	10.2%
*Less than one percent.

(1)This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.
(2)Based on Amendment No. 4 to Schedule 13D/A filed by RA Capital, RA Capital Healthcare Fund, L.P. (the “Fund”), Peter Kolchinsky, and Rajeev Shah on March 13, 2026 and written representations supplied by Dr. Stoppel, a member of the Board and a partner at RA Capital. Consists of (i) 19,103,785 shares of common stock held directly by the Fund, (ii) 1,300,034 shares held by RA Capital Nexus Fund II, L.P. (the “Nexus Fund II”), (iii) 588,850 shares held in a separately managed account (the “Account”), and (iv) a total of 128,500 shares underlying stock options and 12,800 restricted stock unit awards held by Dr. Stoppel for the benefit of RA Capital. RA Capital Healthcare Fund GP, LLC is the general partner of the Fund and RA Capital Nexus Fund II GP, LLC is the general partner of the Nexus Fund II. The general partner of RA Capital is RA Capital Management GP, LLC, of which Dr. Kolchinsky and Mr. Shah are the controlling persons. RA Capital serves as investment adviser for the Fund, the Account, and the Nexus Fund II and may be deemed a beneficial owner, for purposes of Section 13(d) of the Exchange Act, of any of our securities held by the Fund, the Nexus Fund II and the Account and may be deemed a beneficial owner for purposes of Section 13(d) of the Exchange Act, of any securities of the Company held by the Fund, the Nexus Fund II or the Account. The Fund and the Nexus Fund II have delegated to RA Capital the sole power to vote and the sole power to dispose of all securities held in the Fund’s and the Nexus Fund II’s portfolio, including the shares of our common stock reported herein. As managers of RA Capital, Dr. Kolchinsky and Mr. Shah may be deemed beneficial owners, for purposes of Section 13(d) of the Exchange Act, of any of our securities beneficially owned by RA Capital. The address for each person and entity listed above is 200 Berkeley Street, 18th Floor, Boston, MA 02116.
(3)Based solely on Schedule 13G filed by James B. Murray, Jr. on April 7, 2026. Consists of: (i) 3,468,465 shares held by James B. Murray, Jr., as Trustee of the James B. Murray, Jr. Revocable Trust U/A/D 8/5/1991 and (ii) 142,895 shares held by Praxis Technologies LLC. James B. Murray, Jr. is a manager of Praxis Technologies, LLC and has the power to vote or dispose of shares held by the entity, along with another manager of Praxis Technologies, LLC. The address for each person and entity listed above is c/o Murray Enterprises, LLC, 427 Park Street, Charlottesville, VA 22902.
(4)Consists of (i) 297,543 shares of common stock and (ii) 3,037,442 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 8, 2026.
(5)Consists of (i) 125,925 shares of common stock and (ii) 867,430 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 8, 2026.
(6)Consists of (i) 12,567 shares of common stock and (ii) 404,484 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 8, 2026.
(7)Consists of (i) 144,500 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 8, 2026 and (ii) 12,800 shares of common stock issuable with the vesting of restricted stock unit awards within 60 days of April 8, 2026.
(8)Consists of (i) 6,250 shares of common stock, (ii) 128,500 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 8, 2026 and (iii) 12,800 shares of common stock issuable with the vesting of restricted stock unit awards within 60 days of April 8, 2026.
(9)Consists of 9,722 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 8, 2026.
(10)Consists of (i) 132,302 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 8, 2026 and (ii) 12,800 shares of common stock issuable with the vesting of restricted stock unit awards within 60 days of April 8, 2026.
(11)Consists of (i) 119,500 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 8, 2026 and (ii) 12,800 shares of common stock issuable with the vesting of restricted stock unit awards within 60 days of April 8, 2026.
(12)Consists of (i) 172,324 shares of common stock, (ii) 131,595 shares of common stock held by Gineane Holly Stalfort, as Trustee of the John A. Stalfort III 2018 Irrevocable Trust under agreement dated as of October 25, 2018, of which Mr. Stalfort’s spouse is trustee, and Mr. Stalfort may be deemed to share voting and investment power over such shares, (iii) 128,500 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 8, 2026 and (iv) 12,800 shares of common stock issuable with the vesting of restricted stock unit awards within 60 days of April 8, 2026.
(13)Consists of (i) 128,500 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 8, 2026 and (ii) 12,800 shares of common stock issuable with the vesting of restricted stock unit awards within 60 days of April 8, 2026.
(14)Consists of (i) 891,372 shares of common stock, (ii) 7,155,316 shares of common stock issuable upon the exercise of options exercisable within 60 days of April 8, 2026 and (iii) 76,800 shares of common stock issuable with the vesting of restricted stock unit awards within 60 days of April 8, 2026.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2025 with management of the Company. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Audit Committee,
Ms. Kimberlee Drapkin, Chair
Mr. Sean Stalfort
Dr. Laura Stoppel

EXECUTIVE COMPENSATION
This section provides an overview of the compensation awarded to, earned by, or paid to our principal executive officer and our next two most highly compensated executive officers in respect of their service to us for the fiscal year ended December 31, 2025. We refer to these individuals as our “Named Executive Officers.”
Our Named Executive Officers for the fiscal year ended December 31, 2025 are:
•Daniel O’Connell, our Chief Executive Officer (“CEO”);
•Matthew Zuga, our Chief Financial Officer and Chief Business Officer; and
•Jim Doherty, our President and Chief Development Officer.
SUMMARY COMPENSATION TABLE
The following table shows, for the fiscal years ended December 31, 2025 and December 31, 2024, compensation awarded to, earned by, or paid to our Named Executive Officers.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Daniel O’Connell(5)	2025	646,354	412,482	478,338	305,725	20,668	1,863,567
Chief Executive Officer	2024	621,494	1,696,230	2,036,867	406,768	19,328	4,780,687
Matthew Zuga	2025	486,993	123,580	143,429	172,980	21,807	948,789
Chief Financial Officer and Chief Business Officer	2024	468,263	448,380	537,977	215,776	19,118	1,689,514
Jim Doherty(6)	2025	520,000	115,070	133,419	223,600	20,770	1,012,859
President and Chief Development Officer	2024	458,333	—	1,493,004	210,885	19,859	2,182,081

(1)The amounts reported in this column reflect the aggregate grant date fair value of restricted stock unit (“RSU”) awards granted to our Named Executive Officers in fiscal years 2025 and 2024, computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. The grant date fair value was calculated by multiplying the number of RSUs subject to the award by the closing price of a share of common stock on the grant date, in accordance with FASB ASC Topic 718.
(2)The amounts reported in this column reflect the aggregate grant date fair value of option awards granted to our Named Executive Officers in fiscal years 2025 and 2024, as applicable, computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. The assumptions we used in the valuation of these awards are described in Note 8 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025.
(3)The amounts reported in this column reflect each Named Executive Officer’s annual bonus earned with respect to fiscal years 2025 and 2024, as applicable, based on the attainment of corporate and individual performance goals, as applicable, as described below under “Non-Equity Incentive Plan Compensation” with respect to 2025 annual bonuses.
(4)The amounts reported in this column for 2025 reflect, as applicable to the Named Executive Officer, amounts paid for Company reimbursement for cell phone expenses ($1,260 for each of our Named Executive Officers), amounts paid for Company reimbursement for wellness benefits ($660 for each of our Named Executive Officers), employer matching contributions to our 401(k) plan ($14,000 for each of our Named Executive Officers), Company contributions to the executive’s Health Savings Account ($2,400 for each of our Named Executive Officers), Company reimbursement for premiums for life insurance ($2,322 for Messrs. O’Connell and Doherty and $3,461 for Mr. Zuga), gift cards ($25 for each of Messrs. O’Connell and Zuga and $125 for Mr. Doherty) and tax gross-ups in connection with such gift cards ($1 for each of Messrs. O’Connell and Zuga and $3 for Mr. Doherty). The amounts reported in this column for 2024 reflect, as applicable to the Named Executive Officer, amounts paid for Company reimbursement for cell phone expenses ($1,200 for each of Messrs. O’Connell and Zuga and $1,100 for Mr. Doherty), amounts paid for Company reimbursement for wellness benefits ($660 for each of Messrs. O’Connell and Zuga and $605 for Mr. Doherty), employer matching contributions to our 401(k) plan ($13,800 for each of Messrs. O’Connell, Zuga and Doherty), Company contributions to the executive’s Health Savings Account ($2,400 for each of Messrs. O’Connell and Zuga and $2,200 for Mr. Doherty), Company reimbursement for premiums for life insurance ($1,242 for Mr. O’Connell, $1,032 for Mr. Zuga and $2,128 for Mr. Doherty), gift cards ($25 for each of our Named Executive Officers) and tax gross-ups in connection with such gift cards ($1 for each of our Named Executive Officers).
(5)Mr. O’Connell is also a member of the Board but did not receive any additional compensation in his capacity as director.
(6)Mr. Doherty joined the Company as our President and Chief Development Officer, effective February 1, 2024.
Narrative to Summary Compensation Table
As further described above, under “Compensation Committee Processes and Procedures”, the Compensation Committee determines our executive officers’ compensation, including the compensation of our Named Executive Officers. The Compensation Committee typically reviews and discusses management’s proposed compensation with the CEO for all executives other than the CEO. Based on those discussions and its discretion, the Compensation Committee then approves the compensation of each executive officer without members of management present.
Annual Base Salary
We have entered into an employment agreement with each of our Named Executive Officers (as amended and restated, in the case of Messrs. O’Connell and Zuga) that establishes an initial annual base salary, which is determined, approved and generally reviewed periodically by our Compensation Committee. Annual base salaries are intended to provide a fixed component of compensation to our Named Executive Officers, reflecting their expertise, experience, knowledge, roles and responsibilities. Base salaries for our Named Executive Officers have generally been set at levels deemed necessary to attract and retain individuals with superior talent. Merit-based increases to salaries are approved by the Compensation Committee based, in part, on the CEO’s assessment of the applicable Named Executive Officer’s (other than the CEO’s) individual performance and the Board’s assessment of the CEO’s individual performance.
The following table sets forth the annual base salary for each of our Named Executive Officers for 2025:

Name	2025 Base Salary ($)
Daniel O’Connell	646,354
Matthew Zuga	486,993
Jim Doherty	520,000
In January 2026, the Compensation Committee approved the following annual base salaries for each of our Named Executive Officers for 2026:

Name	2026 Base Salary ($)
Daniel O’Connell	662,513
Matthew Zuga	499,168
Jim Doherty	550,000
Non-Equity Incentive Plan Compensation
With respect to fiscal year 2025, each of our Named Executive Officers was eligible to receive an annual bonus based on the satisfaction of corporate and, for Messrs. Zuga and Doherty, individual performance objectives established by the Board. Each Named Executive Officer has a target annual incentive opportunity, calculated as a percentage of his annual base salary, and may earn more or less than the target amount based on the Company’s performance and, for Messrs. Zuga and Doherty, his individual performance. For 2025, the target annual incentive opportunity, expressed as a percentage of base salary, for each of our Named Executive Officers was: 55% for Mr. O’Connell, 40% for Mr. Zuga and 50% for Mr. Doherty, which was increased from 40% by the Compensation Committee. For 2025, the annual bonus for Mr. O’Connell was based 100% on the satisfaction of corporate performance objectives and the annual bonus for each of Messrs. Zuga and Doherty was based 80% on the satisfaction of corporate performance objectives and 20% on the satisfaction of individual performance objectives. The amounts of any annual bonuses earned are determined after the end of the year, based on the achievement of the designated performance objectives, and may be paid in cash or equity. The corporate performance goals for 2025 related to research and development, operational effectiveness and brand progress. The individual performance goals for 2025 for Messrs. Zuga and Doherty related to managing the Company’s finances and research and development activities. For 2025, the Compensation Committee determined that the percentage attainment of our corporate goals for 2025 was 86% and the percentage attainment of the individual goals for Messrs. Zuga and Doherty for 2025 was 100%. Accordingly, the Compensation Committee approved 2025 annual bonus payouts for our Named Executive Officers in the amounts reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table above.
Equity-Based Awards
The equity-based incentive awards we grant to our Named Executive Officers are designed to align the interests of our Named Executive Officers with those of our stockholders. Vesting of equity awards is generally tied to each executive officer’s continuous service with us and serves as a retention tool. Our executive officers generally are awarded an initial new hire grant upon commencement of employment and thereafter receive incentive equity awards on an annual basis. Additional grants may occur periodically in order to specifically incentivize executives with respect to achieving certain corporate goals or to reward executives for exceptional performance.
Each of our Named Executive Officers received incentive equity grants in fiscal year 2025 pursuant to the 2021 Plan.
On January 7, 2025, Mr. O’Connell was granted an option to purchase 338,000 shares of our common stock, which vests in 48 equal monthly installments following the grant date, generally subject to Mr. O’Connell’s continued employment with us through the applicable vesting date. On this same date, Mr. O’Connell was also granted 225,400 RSUs, which vested as to one-third (1/3) of the RSUs on January 7, 2026 and will vest as to one-third (1/3) of the RSUs on each of January 7, 2027 and January 7, 2028, in each case, generally subject to Mr. O’Connell’s continued employment with us through the applicable vesting date.
On January 6, 2025, Mr. Zuga was granted an option to purchase 100,300 shares of our common stock, which vests in 48 equal monthly installments following the grant date, generally subject to Mr. Zuga’s continued employment with us through the applicable vesting date. On this same date, Mr. Zuga was also granted 66,800 RSUs, which vested as to one-third (1/3) of the RSUs on January 6, 2026 and will vest as to one-third (1/3) of the RSUs on each of January 6, 2027 and January 6, 2028, in each case, generally subject to Mr. Zuga’s continued employment with us through the applicable vesting date.
On January 6, 2025, Mr. Doherty was granted an option to purchase 93,300 shares of our common stock, which vests in 48 equal monthly installments following the grant date, generally subject to Mr. Doherty’s continued employment with us through the applicable vesting date. On this same date, Mr. Doherty was also granted 62,200 RSUs, which vested as to one-third (1/3) of the RSUs on January 6, 2026 and will vest as to one-third (1/3) of the RSUs on each of January 6, 2027 and January 6, 2028, in each case, generally subject to Mr. Doherty’s continued employment with us through the applicable vesting date.
Policies and Practices Related to the Timing of Equity Grants
We generally grant annual equity-based awards, including stock options, to our executive officers in January of each year, in connection with our annual compensation review process, although the exact timing may change from year to year. The Compensation Committee may also grant equity awards, including stock options, at different times of the year for new hires and for retention, promotion or other reasons. Neither the Compensation Committee nor the Board grants equity awards in anticipation of the release of material non-public information and we have not timed the disclosure of material non-public information for the purpose of affecting the value of executive compensation.
During 2025, the Company did not grant any stock options to any Named Executive Officer during any period beginning four business days before and ending one business day after the filing of any Company periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any Company current report on Form 8-K (other than a current report on Form 8-

K disclosing a material new option award grant under Item 5.02(e) of that form) that disclosed any material non-public information.
Outstanding Equity Awards at Fiscal Year-End Table
The following table sets forth information concerning outstanding equity awards held by each of our Named Executive Officers as of December 31, 2025:

		Option Awards				Stock Awards
Name	Grant Date	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)	Option exercise price ($)(1)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(2)
Daniel O’Connell	4/27/17(3)	12,527	—	4.47	4/27/27	—	—
	3/01/19(4)	418,903	—	0.72	3/01/29	—	—
	1/04/21(5)	1,186,346	—	1.19	1/04/31	—	—
	1/19/22(6)	445,520	9,480	5.19	1/19/32	—	—
	1/17/23(7)	—	—	—	—	38,000	80,180
	1/17/23(8)	344,531	127,969	6.11	1/17/33	—	—
	1/02/24(9)	—	—	—	—	267,333	564,073
	1/02/24(10)	288,458	313,542	4.23	1/02/34	—	—
	1/07/25(11)	—	—	—	—	225,400	475,594
	1/07/25(12)	77,458	260,542	1.83	1/07/35	—	—
Matthew Zuga	7/29/19(13)	46,420	—	0.72	7/29/29	—	—
	1/04/21(5)	401,369	—	1.19	1/04/31	—	—
	1/19/22(6)	146,875	3,125	5.19	1/19/32	—	—
	1/17/23(7)	—	—	—	—	11,167	23,562
	1/17/23(8)	109,958	40,842	6.11	1/17/33	—	—
	1/02/24(9)	—	—	—	—	70,666	149,105
	1/02/24(10)	76,187	82,813	4.23	1/02/34	—	—
	1/06/25(14)	—	—	—	—	66,800	140,948
	1/06/25(15)	22,985	77,315	1.85	1/06/35	—	—
Jim Doherty	2/01/24(16)	275,458	325,542	3.11	2/01/34	—	—
	1/06/25(14)	—	—	—	—	62,200	131,242
	1/06/25(15)	21,381	71,919	1.85	1/06/35	—	—
(1)All of the option awards listed in the table granted prior to June 30, 2021 were granted with a per share exercise price equal to or greater than the estimated fair value of our common stock on the date of grant, as determined in good faith by our Board. All of the option awards listed in the table granted after June 30, 2021 were granted with a per share exercise price equal to the closing price of a share of our common stock on the date of grant.
(2)Based on the closing price of a share of our common stock on December 31, 2025, the last trading day in 2025 ($2.11).
(3)100% of the shares underlying the option award were fully vested and exercisable upon grant.
(4)The shares underlying the option award vested and became exercisable in 36 equal monthly installments from the grant date, such that the option was fully vested on March 1, 2022.

(5)25% of the shares underlying the option vested and became exercisable on January 1, 2022; the remainder vested and became exercisable in 36 equal monthly installments thereafter, such that the option was fully vested on January 1, 2025.
(6)25% of the shares underlying the option vested and became exercisable on January 19, 2023; the remainder vested and became exercisable in 36 equal monthly installments thereafter, such that the option was fully vested on January 19, 2026.
(7)One-third (1/3) of the RSUs vested on each of January 17, 2024, January 17, 2025 and January 17, 2026.
(8)The shares underlying the option vest and become exercisable in 48 equal monthly installments from the grant date, such that the option shall be fully vested on January 17, 2027, generally subject to the Named Executive Officer’s continuous service through the applicable vesting date.
(9)One-third (1/3) of the RSUs vested on each of January 2, 2025 and January 2, 2026, and one-third (1/3) of the RSUs will vest on January 2, 2027, generally subject to the Named Executive Officer’s continuous service through the applicable vesting date.
(10)The shares underlying the option vest and become exercisable in 48 equal monthly installments from the grant date, such that the option shall be fully vested on January 2, 2028, generally subject to the Named Executive Officer’s continuous service through the applicable vesting date.
(11)One-third (1/3) of the RSUs vested on January 7, 2026 and one-third (1/3) of the RSUs will vest on each of January 7, 2027 and January 7, 2028, in each case, generally subject to the Named Executive Officer’s continuous service through the applicable vesting date.
(12)The shares underlying the option vest and become exercisable in 48 equal monthly installments from the grant date, such that the option shall be fully vested on January 7, 2029, generally subject to the Named Executive Officer’s continuous service through the applicable vesting date.
(13)The shares underlying the option vested and became exercisable in 36 equal monthly installments beginning on July 29, 2019, such that the option was fully vested on July 29, 2022.
(14)One-third (1/3) of the RSUs vested on January 6, 2026 and one-third (1/3) of the RSUs will vest on each of January 6, 2027 and January 6, 2028, in each case, generally subject to the Named Executive Officer’s continuous service through the applicable vesting date.
(15)The shares underlying the option vest and become exercisable in 48 equal monthly installments from the grant date, such that the option shall be fully vested on January 6, 2029, generally subject to the Named Executive Officer’s continuous service through the applicable vesting date.
(16)25% of the shares underlying the option vested and became exercisable on February 1, 2025; the remainder will vest and become exercisable in 36 equal monthly installments thereafter, such that the option shall be fully vested on February 1, 2028, generally subject to the Named Executive Officer’s continuous service through the applicable vesting date.
Employee and Retirement Benefits
Our Named Executive Officers are eligible to participate in our employee benefit plans, including health insurance and group life insurance benefits, on the same basis as our other employees. We maintain a retirement savings plan pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”) covering all eligible employees. We have elected to make non-elective contributions totaling up to 4% of an eligible employee’s gross salary, subject to any applicable statutory limits imposed by the Internal Revenue Service. Other than the 401(k) plan, we do not provide any qualified or non-qualified retirement or deferred compensation benefits to our employees, including our Named Executive Officers. Each of our Named Executive Officers received Health Savings Account contributions in 2025 and reimbursement of life insurance premiums in the amounts reported in the Summary Compensation Table. Each Named Executive Officer received reimbursement for cell phone expenses and wellness benefits in 2025 in the amounts reported in the Summary Compensation Table, as well as one or more gift cards plus a de minimis tax gross-up on such gift cards, as reported in the Summary Compensation Table. We generally do not provide other perquisites or personal benefits to our Named Executive Officers.
Agreements with our Named Executive Officers
Each of Mr. O’Connell and Mr. Zuga is party to an amended and restated employment agreement (each an “A&R Employment Agreement”) and Mr. Doherty is party to an employment agreement (the “Doherty Employment Agreement” and together with each A&R Employment Agreement, the “Employment Agreements”) with us that sets forth the terms and conditions of the executive’s employment. The material terms of the agreements are described below. The terms “cause,” “good reason,” and “change in control” referred to below are defined in the respective Named Executive Officer’s Employment Agreement.
Mr. O’Connell. We are party to an A&R Employment Agreement with Mr. O’Connell that provides for his entitlement to an annual base salary (which has subsequently been increased to the amount described above under “Annual Base Salary”) and a target bonus opportunity, as described above, with the actual amount of the bonus earned based on Mr. O’Connell’s and the Company’s attainment of performance goals as determined by our Board, or any committee thereof, in its sole discretion. Mr. O’Connell also entered into an Employee Confidential Information, Inventions, Non-Solicitation and Non-Competition Agreement under which he has agreed not to compete with us or solicit our employees, consultants or customers during employment and for one (1) year following his termination of employment and has agreed to a perpetual confidentiality covenant and an assignment of intellectual property covenant.
Mr. Zuga. We are party to an A&R Employment Agreement with Mr. Zuga that provides for his entitlement to an annual base salary (which has subsequently been increased to the amount described above under “Annual Base Salary”) and a target bonus opportunity, as described above, with the actual amount of the bonus earned based on Mr. Zuga’s and the Company’s attainment of performance goals as determined by our Board, or any committee thereof, in its sole discretion. Mr. Zuga also entered into an Employee Confidential Information, Inventions, Non-Solicitation and Non-Competition Agreement under which he has agreed not to compete with us during employment and for nine (9) months following his termination of employment without cause or for good reason, or solicit our employees, consultants or customers during employment and for one (1) year following his termination of employment and has agreed to a perpetual confidentiality covenant and an assignment of intellectual property covenant.
Mr. Doherty. We are party to the Doherty Employment Agreement with Mr. Doherty that provides for his entitlement to an annual base salary (which has subsequently been increased to the amount described above under “Annual Base Salary”) and a target bonus opportunity, as described above, with the actual amount of the bonus earned based on Mr. Doherty’s and the Company’s attainment of performance goals as determined by our Board. Mr. Doherty also entered into an Employee Confidential Information and Inventions Assignment Agreement under which he has agreed not to solicit our employees, consultants or customers during employment and for one (1) year following his termination of employment and has agreed to a perpetual confidentiality covenant and an assignment of intellectual property covenant.
Severance Upon Termination of Employment; Change in Control
Mr. O’Connell. Under his A&R Employment Agreement, if Mr. O’Connell’s employment is terminated by the Company without cause or if Mr. O’Connell resigns for good reason outside of a change in control, Mr. O’Connell would be eligible to receive (i) continued payment of his then-current base salary in accordance with normal payroll procedures for twelve (12) months following termination of employment, and (ii) subject to his eligibility for, and timely election of, COBRA coverage, payment or reimbursement of continued health coverage for Mr. O’Connell and his dependents under COBRA for twelve (12) months following termination of employment, or, if earlier, until Mr. O’Connell becomes eligible for substantially equivalent health insurance coverage in connection with new employment.
If Mr. O’Connell’s employment is terminated by the Company without cause or if Mr. O’Connell resigns for good reason, in either case within three (3) months prior to or twelve (12) months following a change in control, Mr. O’Connell would be entitled to receive (i) continued payment of his then-current base salary in accordance with normal payroll procedures for eighteen (18) months following termination of employment, (ii) subject to his eligibility for, and timely election of, COBRA coverage, payment or reimbursement of continued health coverage for Mr. O’Connell and his dependents under COBRA for eighteen (18) months following termination of employment, or, if earlier, until Mr. O’Connell becomes eligible for substantially equivalent health insurance coverage in connection with new employment, (iii) a lump sum cash payment equal to 1.5 times his target annual bonus, and (iv) accelerated vesting and exercisability of all outstanding time-based equity awards held by Mr. O’Connell immediately prior to the termination date (with the vesting and exercisability of any outstanding equity awards subject to performance-based vesting treated as set forth in Mr. O’Connell’s equity award agreement governing such award).
Mr. Zuga. Under his A&R Employment Agreement, if Mr. Zuga’s employment is terminated by the Company without cause or if Mr. Zuga resigns for good reason outside of a change in control, Mr. Zuga would be eligible to receive (i) continued payment of his then-current base salary in accordance with normal payroll procedures for nine (9) months following termination of employment, and (ii) subject to his eligibility for, and timely election of, COBRA coverage, payment or reimbursement of continued health coverage for Mr. Zuga and his dependents under COBRA for twelve (12) months following termination of employment, or, if earlier, until Mr. Zuga becomes eligible for substantially equivalent health insurance coverage in connection with new employment.
If Mr. Zuga’s employment is terminated by the Company without cause or if Mr. Zuga resigns for good reason, in either case within three (3) months prior to or twelve (12) months following a change in control, Mr. Zuga would be entitled to receive (i) continued payment of his then-current base salary in accordance with normal payroll procedures for twelve (12) months following termination of employment, (ii) subject to his eligibility for, and timely election of, COBRA coverage, payment or reimbursement of continued health coverage for Mr. Zuga and his dependents under COBRA for twelve (12) months following termination of employment, or, if earlier, until Mr. Zuga becomes eligible for substantially equivalent health insurance coverage in connection with new employment, (iii) a lump sum cash payment equal to 1.0 times his target annual bonus, and (iv) accelerated vesting and exercisability of all outstanding time-based equity awards held by Mr. Zuga immediately prior to the termination date (with the vesting and exercisability of any outstanding equity awards subject to performance-based vesting treated as set forth in Mr. Zuga’s equity award agreement governing such award).
Mr. Doherty. Under the Doherty Employment Agreement, if Mr. Doherty’s employment is terminated by the Company without cause or if Mr. Doherty resigns for good reason outside of a change in control, Mr. Doherty would be eligible to receive (i) continued payment of his then-current base salary in accordance with normal payroll procedures for nine (9) months following termination of employment, and (ii) subject to his eligibility for, and timely election of, COBRA coverage, payment or reimbursement of continued health coverage for Mr. Doherty and his dependents under COBRA for twelve (12) months following termination of employment, or, if earlier, until Mr. Doherty becomes eligible for substantially equivalent health insurance coverage in connection with new employment.
If Mr. Doherty’s employment is terminated by the Company without cause or if Mr. Doherty resigns for good reason, in either case within three (3) months prior to or twelve (12) months following a change in control, Mr. Doherty would be entitled to receive (i) continued payment of his then-current base salary in accordance with normal payroll procedures for twelve (12) months following termination of employment, (ii) subject to his eligibility for, and timely election of, COBRA coverage, payment or reimbursement of continued health coverage for Mr. Doherty and his dependents under COBRA for twelve (12) months following termination of employment, or, if earlier, until Mr. Doherty becomes eligible for substantially equivalent health insurance coverage in connection with new employment, (iii) a lump sum cash payment equal to 1.0 times his target annual bonus, and (iv) accelerated vesting and exercisability of all outstanding time-based equity awards held by Mr. Doherty immediately prior to the termination date (with the vesting and exercisability of any outstanding equity awards subject to performance-based vesting treated as set forth in Mr. Doherty’s equity award agreement governing such award).
Severance Subject to Release of Claims and Compliance with Restrictive Covenants. Our obligation to provide a Named Executive Officer with severance payments and other benefits under the Employment Agreements is conditioned on the executive officer signing a release of claims in our favor and the executive officer’s continued compliance with any restrictive covenant obligations owed to us.
Section 280G of the Code. The Employment Agreements provide for a Section 280G “better-of provision” such that payments or benefits that each of our Named Executive Officers receives in connection with a change in control will be reduced to the extent necessary to avoid the imposition of any excise tax under Sections 280G and 4999 of the Code if such reduction would result in a greater after-tax payment amount for such Named Executive Officer.

Director Compensation
The following table shows, for the fiscal year ended December 31, 2025, information with respect to the compensation awarded to, earned by or paid to our non-employee directors. Mr. O’Connell’s compensation for 2025 is included with that of our other Named Executive Officers above.

Name	Fees earned or paid in cash ($)	Stock Awards ($)(1)	Option awards ($)(2)	Total ($)
Ms. Kimberlee C. Drapkin	60,000	13,696	15,415	89,111
Dr. Nathan B. Fountain	44,000	13,696	15,415	73,111
Dr. George Golumbeski(3)	10,652	—	72,090	82,742
Dr. Jeffrey L. Ives	50,000	13,696	15,415	79,111
Dr. Derrell Porter	44,000	13,696	15,415	73,111
Mr. Sean Stalfort	77,935	13,696	15,415	107,046
Dr. Laura Stoppel(4)	55,500	13,696	15,415	84,611
(1)The amounts reported in this column reflect the aggregate grant date fair value of RSU awards granted under the 2021 Plan to our directors in fiscal year 2025, computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. The grant date fair value was calculated by multiplying the number of RSUs subject to the award by the closing price of a share of common stock on the grant date, in accordance with FASB ASC Topic 718.
(2)The amounts disclosed represent the aggregate grant date fair value of the stock options granted under the 2021 Plan to our directors in fiscal year 2025, computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. The assumptions we used in the valuation of these awards are described in Note 8 to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025.
(3)Dr. Golumbeski was appointed to the Board effective November 6, 2025.
(4)Pursuant to an agreement between Dr. Stoppel and RA Capital, cash amounts payable to Dr. Stoppel were paid to RA Capital.
The table below shows the aggregate number of outstanding options and unvested RSUs held by each of our non-employee directors as of December 31, 2025:

	Shares underlying option awards (#)	Shares underlying unvested RSUs (#)
Ms. Kimberlee C. Drapkin	144,500	12,800
Dr. Nathan B. Fountain	128,500	12,800
Dr. George Golumbeski	50,000	—
Dr. Jeffrey L. Ives	132,302	12,800
Dr. Derrell Porter	119,500	12,800
Mr. Sean Stalfort	128,500	12,800
Dr. Laura Stoppel	128,500	12,800
Narrative to Director Compensation Table
Our Board has adopted a Non-Employee Director Compensation Policy, which was amended in March 2022, June 2024, March 2025 and March 2026, in each case, after a review of market data provided by the Compensation Committee’s compensation consultant, pursuant to which each of our non-employee directors is eligible to receive compensation for service on our Board and committees thereof.

Cash Compensation
For 2025, each non-employee director received an annual cash retainer of $40,000 for serving on the Board and each of the chairperson and the lead independent director of the Board received an additional annual cash retainer of $30,000. The chairperson of the Audit Committee was entitled to an annual service retainer of $15,000, and each other member of the Audit Committee was entitled to an annual service retainer of $7,500. The chairperson of the Compensation Committee was entitled to an annual service retainer of $10,000, and each other member of the Compensation Committee was entitled to an annual service retainer of $5,000. The chairperson of the Nominating and Corporate Governance Committee was entitled to an annual service retainer of $8,000, and each other member of the Nominating and Corporate Governance Committee was entitled to an annual service retainer of $4,000. All annual cash compensation amounts are payable in equal quarterly installments in arrears, on the last day of each fiscal quarter for which the service occurred, pro-rated for any partial months of service.
Equity Compensation
Initial Grant. Each new non-employee director receives an option to purchase 50,000 shares of common stock under the 2021 Plan upon joining the Board, which option will have an exercise price per share equal to the per share closing price of our common stock on the date of grant. These initial grant options vest in 36 equal monthly installments, subject to the non-employee director’s continuous service with us on each applicable vesting date.
Annual Grants. For 2025, on the date of the annual meeting of our stockholders, each continuing non-employee director was entitled to receive an option to purchase 19,500 shares of common stock having an exercise price per share equal to the per share closing price of our common stock on the date of grant and 12,800 RSUs, in each case under the 2021 Plan. These annual grant options and RSUs will vest upon the earlier of the one-year anniversary of the grant date or the next annual meeting of our stockholders, subject to the non-employee director’s continuous service with us on the applicable vesting date.
All then-outstanding options and RSUs held by our non-employee directors will vest upon a change in control (as defined in the 2021 Plan), subject to the non-employee director’s continuous service with us through the date of such change in control.
During 2025, each of our non-employee directors other than Dr. Golumbeski, who was appointed to the Board in November 2025, received an annual stock option and RSU award pursuant to our Non-Employee Director Compensation Policy, as was in effect for 2025.
2026 Amendment to Non-Employee Director Compensation Policy
In March 2026, after a review of market data provided by the Compensation Committee’s compensation consultant, the Board approved an amendment to our Non-Employee Director Compensation Policy, pursuant to which annual equity grants to our non-employee directors will be in the form of (i) an option to purchase 48,050 shares of our common stock, and (ii) an award of 32,050 RSUs, unless otherwise determined by the Board or the Compensation Committee, which will vest as described above under “Annual Grants”. In addition, the Board approved an increase in the annual service retainer for the chairperson of the Audit Committee from $15,000 to $16,000, an increase in the annual service retainer for each other member of the Audit Committee from $7,500 to $8,000, an increase in the annual service retainer for the chairperson of the Compensation Committee from $10,000 to $12,000, an increase in the annual service retainer for each other member of the Compensation Committee from $5,000 to $6,000, an increase in the annual service retainer for the chairperson of the Nominating and Corporate Governance Committee from $8,000 to $10,000, and an increase in the annual service retainer for each other member of the Nominating and Corporate Governance Committee from $4,000 to $5,000, in each case effective as of June 3, 2026.

Equity Compensation Plan Information
The following table summarizes our equity compensation plan information as of December 31, 2025:

Plan Category	Number of shares underlying outstanding options, restricted stock units and rights (a)(#)		Weighted-average exercise price of outstanding options, warrants and rights (b)($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(#)
Equity compensation plans approved by security holders	14,486,742	(1)	3.46	4,714,029	(2)
Equity compensation plans not approved by security holders	—		—	—
Total	14,486,742		3.46	4,714,029
(1)Consists of shares underlying options and RSUs granted pursuant to the 2021 Plan and the 2013 Plan. The weighted-average exercise price in column (b) excludes RSUs, which are not subject to an exercise price.
(2)Includes the 2021 Plan and our 2021 ESPP. Pursuant to the evergreen provision contained in the 2021 Plan, the number of shares reserved for issuance under the 2021 Plan will automatically increase on January 1 of each year for a period of 10 years, beginning on January 1, 2022 and continuing through (and including) January 1, 2031, in an amount equal to 5% of the total number of shares of our common stock outstanding on December 31 of the immediately preceding year, except that, before the date of any such increase, the Board may determine that the increase for such year will be a lesser number of shares. Further, the 2021 Plan provides that shares subject to outstanding stock options or other stock awards that were granted under the 2013 Plan that terminate or expire prior to exercise or settlement, are settled in cash, are forfeited or repurchased because of the failure to vest, or are reacquired or withheld to satisfy a tax withholding obligation or the purchase or exercise price in accordance with the terms of the 2013 Plan become available for issuance under the 2021 Plan. Pursuant to these provisions, 3,028,768 shares of common stock were added to the shares reserved for future issuance under the 2021 Plan on January 1, 2026, and 29,069 shares of common stock were added to the shares reserved for future issuance under the 2021 Plan as a result of forfeited or expired options outstanding under the 2013 Plan. Pursuant to an evergreen provision contained in the 2021 ESPP, the number of shares reserved for issuance under the 2021 ESPP will automatically increase on January 1 of each year for a period of 10 years, beginning on January 1, 2022 and continuing through (and including) January 1, 2031, by the lesser of (a) 1% of the total number of shares of the common stock outstanding on December 31 of the immediately preceding year and (b) 800,000 shares, except that, before the date of any such increase, the Board may determine that the increase for such year will be less than the amount set forth in clauses (a) and (b). Pursuant to this provision, 605,754 shares of common stock were added to the shares reserved for future issuance under the 2021 ESPP on January 1, 2026.

TRANSACTIONS WITH RELATED PERSONS AND INDEMNIFICATION
RELATED PERSON TRANSACTIONS POLICY AND PROCEDURES
We have adopted a related person transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions. For purposes of our policy only, a related person transaction will be a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were or will be participants in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to us as an employee or director will not be covered by this policy. A related person means any person who is, or at any time since the beginning of the Company’s last fiscal year, was, a director or executive officer of the Company or a nominee to become a director of the Company and any security holder known by the Company to be the beneficial owner of more than 5% of any class of the Company’s voting securities, including any of their immediate family members and any entity owned or controlled by such persons.
Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our Audit Committee, or, if Audit Committee approval would be inappropriate, to another independent body of the Board, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under our Code of Conduct, our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our Audit Committee, or other independent body of the Board, takes into account the relevant available facts and circumstances, including:
•the risks, costs and benefits to us;
•the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
•the availability of other sources for comparable services or products; and
•the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.
The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our Audit Committee, or other independent body of our Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our Audit Committee, or other independent body of our Board, determines in the good faith exercise of its discretion.
There have been no transactions with a related party, other than executive and director compensation arrangements described under “Executive Compensation” and “Director Compensation,” during the period beginning on January 1, 2024 through the date of this Proxy Statement required to be disclosed in this Proxy Statement.
Limitations on Liability and Indemnification Matters
Our Certificate of Incorporation contains provisions that limit the liability of our current and former directors and officers for monetary damages to the fullest extent permitted by Delaware law. Delaware law provides that directors or officers of a corporation will not be personally liable for monetary damages for any breach of fiduciary duties as directors or officers, except:
•in the case of any director or officer, where the director or officer breached his or her duty of loyalty, failed to act in good faith, engaged in intentional misconduct or knowingly violated a law, or obtained an improper personal benefit;
•in the case of any director, where the director authorized the payment of a dividend or approved a stock repurchase in violation of Delaware corporate law; or
•in the case of any officer, in any action by or in the right of the Company.

These limitations of liability do not apply to liabilities arising under federal securities laws and do not affect the availability of equitable remedies such as injunctive relief or rescission.
Our Certificate of Incorporation and our Bylaws provide that we are required to indemnify our directors and officers to the fullest extent permitted by Delaware law. Our Bylaws also provide that, upon satisfaction of certain conditions, we are required to advance expenses incurred by a director or officer in advance of the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in that capacity regardless of whether we would otherwise be permitted to indemnify him or her under the provisions of Delaware law. Our Bylaws provide our Board with discretion to indemnify our officers and employees when determined appropriate by the Board.
We have entered into indemnification agreements with each of our directors and executive officers that require us to indemnify them against expenses, judgments, fines, settlements and other amounts that any such person becomes legally obligated to pay (including with respect to a derivative action) in connection with any proceeding, whether actual or threatened, to which such person may be made a party by reason of the fact that such person is or was a director or officer of us or any of our affiliates, provided such person acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, our best interests. The indemnification agreements also set forth certain procedures that apply in the event of a claim for indemnification thereunder. At present, no litigation or proceeding is pending that involves any of our directors or officers regarding which indemnification is sought, nor are we aware of any threatened litigation that may result in claims for indemnification.
We maintain a directors’ and officers’ liability insurance policy. The policy insures directors and officers against indemnified losses arising from certain wrongful acts in their capacities as directors and officers and reimburses us for those losses for which we have lawfully indemnified the directors and officers. The policy contains various exclusions.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for the Notice or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
This year, a number of brokers with account holders who are Acumen stockholders will be “householding” the Proxy Materials. A single Notice will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice, please notify your broker or Acumen by calling (617) 344-4190. Direct your written request to c/o Acumen Pharmaceuticals, Inc., 1210-1220 Washington Street, Suite 210, Newton, Massachusetts 02465, Attn: Corporate Secretary. Stockholders who currently receive multiple copies of the Notice at their addresses and would like to request “householding” of their communications should contact their brokers.
OTHER MATTERS
The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting or any continuation, postponement or adjournment thereof, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
By Order of the Board,
Derek Meisner
Chief Legal Officer and Corporate Secretary
April 23, 2026

A copy of the Company’s Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2025 is available without charge upon written request to: c/o Acumen Pharmaceuticals, Inc., 1210-1220 Washington Street, Suite 210, Newton, Massachusetts 02465, Attn: Corporate Secretary.

APPENDIX A
ACUMEN PHARMACEUTICALS, INC.
AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN
Adopted by the Board of Directors: April 21, 2026
Approved by the Stockholders: [         ], 2026
TABLE OF CONTENTS

    -i-

1.    GENERAL.
(a)    Successor to and Continuation of Prior Plan. The Plan is the successor to and continuation of the Prior Plan. As of the Effective Date, (i) no additional awards may be granted under the Prior Plan; (ii) any Returning Shares from the Prior Plan will become available for issuance pursuant to Awards granted under this Plan; and (iii) all outstanding awards granted under the Prior Plan will remain subject to the terms of the Prior Plan (except to the extent such outstanding awards result in Returning Shares that become available for issuance pursuant to Awards granted under this Plan). All Awards granted under this Plan will be subject to the terms of this Plan.
(b)    Plan Purpose. The Company, by means of the Plan, seeks to secure and retain the services of Employees, Directors and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.
(c)    Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.
(d)    Effective Date. The Plan’s terms will become effective on the Effective Date.
2.    SHARES SUBJECT TO THE PLAN.
(a)    Share Reserve. Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed the sum of: (i) 10,000,000 shares, plus (ii) the Available Reserve (not to exceed 1,433,852 shares), plus (iii) the number of Returning Shares, if any, as such shares become available from time to time (not to exceed 19,040,630 shares minus the Available Reserve).
(b)    Aggregate Incentive Stock Option Limit. Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 29,040,630 shares.
(c)    Share Reserve Operation.
(i)    Limit Applies to Common Stock Issued Pursuant to Awards. For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.
(ii)    Actions that Do Not Constitute Issuance of Common Stock and Do Not Reduce Share Reserve. The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued; (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Common Stock); (3) the withholding of shares that would otherwise be issued by the Company to satisfy the exercise, strike or purchase price of an Award; or (4) the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an Award.
(iii)    Reversion of Previously Issued Shares of Common Stock to Share Reserve. The following shares of Common Stock previously issued pursuant to an Award and accordingly initially deducted from
1

the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan: any shares that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares; (2) any shares that are reacquired by the Company to satisfy the exercise, strike or purchase price of an Award; and (3) any shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with an Award.
3.    ELIGIBILITY AND LIMITATIONS.
(a)    Eligible Award Recipients. Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards.
(b)    Specific Award Limitations.
(i)    Limitations on All Awards. No term of an Award shall provide for automatic “reload” grants of additional Awards upon the exercise of an Option or SAR.
(ii)    Limitations on Incentive Stock Option Recipients. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).
(iii)    Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $ 100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).
(iv)    Limitations on Incentive Stock Options Granted to Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (i) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (ii) the Option is not exercisable after the expiration of five years from the date of grant of such Option.
(v)    Limitations on Nonstatutory Stock Options and SARs. Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company (as such term is defined in Rule 405) unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A because the Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Awards otherwise comply with the distribution requirements of Section 409A.
(c)    Aggregate Incentive Stock Option Limit. The aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is the number of shares specified in Section 2(b).
(d)    Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any period commencing on the date of the Company’s Annual Meeting of Stockholders for a particular year and ending on the day immediately prior to the date of the Company’s Annual Meeting of Stockholders for the next subsequent year (the “Annual Period”), including Awards granted and cash fees paid by the Company to such Non-Employee Director, will not exceed (i) $750,000 in total value or (ii) in the event such Non-Employee Director is first appointed or elected to the Board during such Annual Period, $1,000,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes. The limitations in this Section 3(d) shall not apply to any compensation received other than in respect of an individual’s service as a Non-Employee Director (for example, service as an advisor or consultant).
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4.    OPTIONS AND STOCK APPRECIATION RIGHTS.
Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. Each SAR will be denominated in shares of Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:
(a)    Term. Subject to Section 3(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.
(b)    Exercise or Strike Price. Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.
(c)    Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:
(i)    by cash or check, bank draft or money order payable to the Company;
(ii)    pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;
(iii)    by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;
(iv)    if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or
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(v)    in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.
(d)    Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.
(e)    Transferability. Options and SARs may not be transferred to third party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and SARs will apply, provided that except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer:
(i)    Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable state law) while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.
(ii)    Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to a domestic relations order.
(f)    Vesting. The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service.
(g)    Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.
(h)    Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause. Subject to Section 4(i), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)):
(i)    three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);
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(ii)    12 months following the date of such termination if such termination is due to the Participant’s Disability;
(iii)    18 months following the date of such termination if such termination is due to the Participant’s death; or
(iv)    18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).
Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in the terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.
(i)    Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period: (i) the exercise of the Participant’s Option or SAR would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law, or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period (generally without limitation as to the maximum permitted number of extensions); provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).
(j)    Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Corporate Transaction in which such Award is not assumed, continued or substituted, (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 4(j) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.
(k)    Whole Shares. Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents.
(l)    No Repricing. Other than in connection with a Capitalization Adjustment, Corporate Transaction, or as otherwise contemplated by Section 6 below, the Board may not, without obtaining stockholder approval, effect: (1) the reduction of the exercise price (or strike price) of any outstanding Option or SAR; (2) the cancellation of any outstanding Option or SAR and the grant in substitution therefor of (A) a new Option, SAR, Restricted Stock Award, RSU Award or Other Award, under the Plan or another equity plan of the Company, covering the same or a different number of shares of Common Stock, (B) cash and/or (C) other valuable consideration (as determined by the Board); or (3) any other action that is treated as a repricing under generally accepted accounting principles.
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5.    AWARDS OTHER THAN OPTIONS AND STOCK APPRECIATION RIGHTS.
(a)    Restricted Stock Awards and RSU Awards. Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:
(i)    Form of Award.
(1)    RSAs: To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.
(2)    RSUs: An RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of an RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Award Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).
(ii)    Consideration.
(1)    RSA: A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of consideration (including future services) as the Board may determine and permissible under Applicable Law.
(2)    RSU: Unless otherwise determined by the Board at the time of grant, an RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.
(iii)    Vesting. The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.
(iv)    Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, (i) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement and (ii) any portion of his or her RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award.
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(v)    Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Restricted Stock Award or RSU Award, as determined by the Board and specified in the Award Agreement; provided, however, that dividends or dividend equivalents relating to an Award that, at the dividend payment date, remains subject to a risk of forfeiture (whether service-based or performance-based) shall be subject to the same risk of forfeiture as applies to the underlying Award and in no event shall such dividends or dividend equivalents be paid unless and until such Award vests and becomes payable. Any entitlement to dividend equivalents or similar entitlements will be established and administered either consistent with an exemption from, or in compliance with, the applicable requirements of Section 409A.
(vi)    Settlement of RSU Awards. An RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.
(b)    Performance Awards. With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board.
(c)    Other Awards. Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant) may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.
6.    ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.
(a)    Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of Common Stock subject to the Plan; (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(b); and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Common Stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section.
(b)    Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service, provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.
(c)    Corporate Transaction. The following provisions will apply to Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Award or any other written
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agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award.
(i)    Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume or continue the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board.
(ii)    Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of Performance Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement or unless otherwise provided by the Board, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of the Corporate Transaction in which the Awards are not assumed in accordance with Section 6(c)(i). With respect to the vesting of Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Corporate Transaction or such later date as required by Section 409A of the Code.
(iii)    Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the occurrence of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.
(iv)    Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise.
(d)    Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the
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appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.
(e)    No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
7.    ADMINISTRATION.
(a)    Administration by Board. The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection (c) below.
(b)    Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)    To determine from time to time (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award; (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; (6) the Fair Market Value applicable to an Award; and (7) the terms of any Performance Award that is not valued in whole or in part by reference to, or otherwise based on, the Common Stock, including the amount of cash payment or other property that may be earned and the timing of payment.
(ii)    To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.
(iii)    To settle all controversies regarding the Plan and Awards granted under it.
(iv)    To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.
(v)    To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Corporate Transaction, for reasons of administrative convenience.
(vi)    To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.
(vii)    To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially
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Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
(viii)    To submit any amendment to the Plan for stockholder approval.
(ix)    To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
(x)    Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.
(xi)    To adopt such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant foreign jurisdiction).
(c)    Delegation to Committee.
(i)    General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
(ii)    Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3 (b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.
(d)    Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.
(e)    Delegation to an Officer. The Board or any Committee may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by Applicable Law, other types of Awards) and, to the extent permitted by Applicable Law, the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation will specify the total number of shares of Common Stock that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such
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Awards will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) the authority to determine the Fair Market Value.
8.    TAX WITHHOLDING.
(a)    Withholding Authorization. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agrees to make adequate provision for (including), any sums required to satisfy any U.S. federal, state, local and/or foreign tax or social insurance contribution withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise, vesting or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.
(b)    Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. federal, state, local and/or foreign tax or social insurance withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; or (vi) by such other method as may be set forth in the Award Agreement.
(c)    No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by Applicable Law, the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees not to make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the Internal Revenue Service.
(d)    Withholding Indemnification. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount.
9.    MISCELLANEOUS.
(a)    Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.
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(b)    Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.
(c)    Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.
(d)    Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.
(e)    No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.
(f)    Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
(g)    Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.
(h)    Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award, the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan
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Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.
(i)    Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntary terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.
(j)    Securities Law Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.
(k)    Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of Restricted Stock Awards and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.
(l)    Effect on Other Employee Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.
(m)    Deferrals. To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals will be made in accordance with the requirements of Section 409A.
(n)    Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(l) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with
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Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.
(o)    Choice of Law. This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware.
10.    COVENANTS OF THE COMPANY.
(a)    Compliance with Law. The Company will seek to obtain from each regulatory commission or agency, as may be deemed to be necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.
11.    ADDITIONAL RULES FOR AWARDS SUBJECT TO SECTION 409A.
(a)    Application. Unless the provisions of this Section of the Plan are expressly superseded by the provisions in the form of Award Agreement, the provisions of this Section shall apply and shall supersede anything to the contrary set forth in the Award Agreement for a Non-Exempt Award.
(b)    Non-Exempt Awards Subject to Non-Exempt Severance Arrangements. To the extent a Non-Exempt Award is subject to Section 409A due to application of a Non-Exempt Severance Arrangement, the following provisions of this subsection (b) apply.
(i)    If the Non-Exempt Award vests in the ordinary course during the Participant’s Continuous Service in accordance with the vesting schedule set forth in the Award Agreement, and does not accelerate vesting under the terms of a Non-Exempt Severance Arrangement, in no event will the shares be issued in respect of such Non-Exempt Award any later than the later of: (i) December 31st of the calendar year that includes the applicable vesting date, or (ii) the 60th day that follows the applicable vesting date.
(ii)    If vesting of the Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with the Participant’s Separation from Service, and such vesting acceleration provisions were in effect as of the date of grant of the Non-Exempt Award and, therefore, are part of the terms of such Non-Exempt Award as of the date of grant, then the shares will be earlier issued in settlement of such Non-Exempt Award upon the Participant’s Separation from Service in accordance with the terms of the Non-Exempt Severance Arrangement, but in no event later than the 60th Jay that follows the date of the Participant’s Separation from Service. However, if at the time the shares would otherwise be issued the Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of such Participant’s Separation from Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.
(iii)    If vesting of a Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with a Participant’s Separation from Service, and such vesting acceleration provisions were not in effect as of the date of grant of the Non-Exempt Award and, therefore, are not a part of the terms of such Non-Exempt Award on the date of grant, then such acceleration of vesting of the Non-Exempt Award shall not accelerate the issuance date of the shares, but the shares shall instead be issued on the same schedule as set
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forth in the Grant Notice as if they had vested in the ordinary course during the Participant’s Continuous Service, notwithstanding the vesting acceleration of the Non-Exempt Award. Such issuance schedule is intended to satisfy the requirements of payment on a specified date or pursuant to a fixed schedule, as provided under Treasury Regulations Section 1.409A-3(a)(4).
(c)    Treatment of Non-Exempt Awards Upon a Corporate Transaction for Employees and Consultants. The provisions of this subsection (c) shall apply and shall supersede anything to the contrary set forth in the Plan with respect to the permitted treatment of any Non-Exempt Award in connection with a Corporate Transaction if the Participant was either an Employee or Consultant upon the applicable date of grant of the Non-Exempt Award.
(i)    Vested Non-Exempt Awards. The following provisions shall apply to any Vested Non-Exempt Award in connection with a Corporate Transaction:
(1)    If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Vested Non-Exempt Award. Upon the Section 409A Change in Control the settlement of the Vested Non-Exempt Award will automatically be accelerated and the shares will be immediately issued in respect of the Vested Non-Exempt Award. Alternatively, the Company may instead provide that the Participant will receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control.
(2)    If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute each Vested Non-Exempt Award. The shares to be issued in respect of the Vested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of the Fair Market Value of the shares made on the date of the Corporate Transaction.
(ii)    Unvested Non-Exempt Awards. The following provisions shall apply to any Unvested Non-Exempt Award unless otherwise determined by the Board pursuant to subsection (e) of this Section.
(1)    In the event of a Corporate Transaction, the Acquiring Entity shall assume, continue or substitute any Unvested Non-Exempt Award. Unless otherwise determined by the Board, any Unvested Non-Exempt Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of any Unvested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value of the shares made on the date of the Corporate Transaction.
(2)    If the Acquiring Entity will not assume, substitute or continue any Unvested Non-Exempt Award in connection with a Corporate Transaction, then such Award shall automatically terminate and be forfeited upon the Corporate Transaction with no consideration payable to any Participant in respect of such forfeited Unvested Non-Exempt Award. Notwithstanding the foregoing, to the extent permitted and in compliance with the requirements of Section 409A, the Board may in its discretion determine to elect to accelerate the vesting and settlement of the Unvested Non-Exempt Award upon the Corporate Transaction, or instead substitute a cash payment equal to the Fair Market Value of such shares that would otherwise be issued to the Participant, as further provided in subsection 11(e) below. In the absence of such discretionary election by the Board, any Unvested Non-Exempt Award shall be forfeited without payment of any consideration to the affected Participants if the Acquiring Entity will not assume, substitute or continue the Unvested Non-Exempt Awards in connection with the Corporate Transaction.
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(3)    The foregoing treatment shall apply with respect to all Unvested Non-Exempt Awards upon any Corporate Transaction, and regardless of whether or not such Corporate Transaction is also a Section 409A Change in Control.
(d)    Treatment of Non-Exempt Awards Upon a Corporate Transaction for Non-Employee Directors. The following provisions of this subsection (d) shall apply and shall supersede anything to the contrary that may be set forth in the Plan with respect to the permitted treatment of a Non-Exempt Director Award in connection with a Corporate Transaction.
(i)    If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Non-Exempt Director Award. Upon the Section 409A Change in Control the vesting and settlement of any Non-Exempt Director Award will automatically be accelerated and the shares will be immediately issued to the Participant in respect of the Non-Exempt Director Award. Alternatively, the Company may provide that the Participant will instead receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control pursuant to the preceding provision.
(ii)    If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute the Non-Exempt Director Award. Unless otherwise determined by the Board, the Non-Exempt Director Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of the Non-Exempt Director Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value made on the date of the Corporate Transaction.
(e)    If the RSU Award is a Non-Exempt Award, then the provisions in this Section 11(e) shall apply and supersede anything to the contrary that may be set forth in the Plan or the Award Agreement with respect to the permitted treatment of such Non-Exempt Award:
(i)    Any exercise by the Board of discretion to accelerate the vesting of a Non-Exempt Award shall not result in any acceleration of the scheduled issuance dates for the shares in respect of the Non-Exempt Award unless earlier issuance of the shares upon the applicable vesting dates would be in compliance with the requirements of Section 409A.
(ii)    The Company explicitly reserves the right to earlier settle any Non-Exempt Award to the extent permitted and in compliance with the requirements of Section 409A, including pursuant to any of the exemptions available in Treasury Regulations Section 1.409A-3 (j)(4)(ix).
(iii)    To the extent the terms of any Non-Exempt Award provide that it will be settled upon a Change in Control or Corporate Transaction, to the extent it is required for compliance with the requirements of Section 409A, the Change in Control or Corporate Transaction event triggering settlement must also constitute a Section 409A Change in Control. To the extent the terms of a Non-Exempt Award provides that it will be settled upon a termination of employment or termination of Continuous Service, to the extent it is required for compliance with the requirements of Section 409A, the termination event triggering settlement must also constitute a Separation from Service. However, if at the time the shares would otherwise be issued to a Participant in connection with a Separation from Service such Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of the Participant’s Separation from Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.
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(iv)    The provisions in this subsection (e) for delivery of the shares in respect of the settlement of an RSU Award that is a Non-Exempt Award are intended to comply with the requirements of Section 409A so that the delivery of the shares to the Participant in respect of such Non-Exempt Award will not trigger the additional tax imposed under Section 409A, and any ambiguities herein will be so interpreted.
12.    SEVERABILITY.
If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
13.    TERMINATION OF THE PLAN.
The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date, or (ii) the date the Plan is approved by the Company’s stockholders. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
14.    DEFINITIONS.
As used in the Plan, the following definitions apply to the capitalized terms indicated below:
(a)    “Acquiring Entity” means the surviving or acquiring corporation (or its parent company) in connection with a Corporate Transaction.
(b)    “Adoption Date” means the date the Plan is approved by the Board or Compensation Committee.
(c)    “Affiliate” means, at the time of determination, any “parent’’ or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(d)    “Applicable Law” means any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).
(e)    “Available Reserve” means the number of shares of Common Stock available for issuance under the Acumen Pharmaceuticals, Inc. 2021 Equity Incentive Plan as of the Effective Date.
(f)    “Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, an RSU Award, a SAR, a Performance Award or any Other Award).
(g)    “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided to a Participant along with the Grant Notice.
(h)    “Board” means the Board of Directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.
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(i)    “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(j)    “Cause” has the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (ii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iii) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (iv) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are executive officers of the Company and by the Company’s Chief Executive Officer with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.
(k)    “Change in Control’ or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events; provided, however, to the extent necessary to avoid adverse personal income tax consequences to the Participant in connection with an Award, also constitutes a Section 409A Change in Control:
(i)    any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;
(ii)    there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;
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(iii)    there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or
(iv)    individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.
Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.
(l)    “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(m)    “Committee” means the Compensation Committee and any other committee of Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.
(n)    “Common Stock” means the common stock of the Company.
(o)    “Company” means Acumen Pharmaceuticals, Inc., a Delaware corporation.
(p)    “Compensation Committee” means the Compensation Committee of the Board.
(q)    “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.
(r)    “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be
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provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of Separation from Service.
(s)    “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)    a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;
(ii)    a sale or other disposition of at least 50% of the outstanding securities of the Company;
(iii)    a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv)    a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
Notwithstanding the foregoing or any other provision of this Plan, (A) the term Corporate Transaction shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (B) the definition of Corporate Transaction (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Corporate Transaction or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply, and (C) with respect to any nonqualified deferred compensation that becomes payable on account of the Corporate Transaction, the transaction or event described in clause (i), (ii), (iii) or (iv) also constitute a Section 409A Change in Control if required in order for the payment non to violate Section 409A of the Code.
(t)    “determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.
(u)    “Director” means a member of the Board.
(v)    “Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
(w)    “Effective Date” means June 3, 2026, the date of the Company’s 2026 annual meeting of stockholders.
(x)    “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
(y)    “Entity” means a corporation, partnership, limited liability company or other entity.
(z)    “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
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(aa)    “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.
(bb)    “Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:
(i)    If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.
(ii)    If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.
(iii)    In the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.
(cc)    “Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any tax authority) or other body exercising similar powers or authority; or (d) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).
(dd)    “Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.
(ee)    “Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
(ff)    “Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant’s rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option that may be exercised; (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Laws.
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(gg)    “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
(hh)    “Non-Exempt Award” means any Award that is subject to, and not exempt from, Section 409A, including as the result of (i) a deferral of the issuance of the shares subject to the Award which is elected by the Participant or imposed by the Company, (ii) the terms of any Non-Exempt Severance Arrangement.
(ii)    “Non-Exempt Director Award” means a Non-Exempt Award granted to a Participant who was a Director but not an Employee on the applicable grant date.
(jj)    “Non-Exempt Severance Arrangement” means a severance arrangement or other agreement between the Participant and the Company that provides for acceleration of vesting of an Award and issuance of the shares in respect of such Award upon the Participant’s termination of employment or separation from service (as such term is defined in Section 409A(a)(2)(A)(i) of the Code (and without regard to any alternative definition thereunder))(“Separation from Service”) and such severance benefit does not satisfy the requirements for an exemption from application of Section 409A provided under Treasury Regulations Section 1.409A-1(b)(4), 1.409A-1(b)(9) or otherwise.
(kk)    “Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.
(ll)    “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(mm)    “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.
(nn)    “Option Agreement” means a written agreement between the Company and the Optionholder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan.
(oo)    “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
(pp)    “Other Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 5(c).
(qq)    “Other Award Agreement” means a written agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.
(rr)    “Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
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(ss)    “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
(tt)    “Performance Award” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5(b) pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.
(uu)    “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; financing; regulatory milestones; stockholder liquidity; corporate governance and compliance; intellectual property; personnel matters; progress of internal research; progress of partnered programs; partner satisfaction; budget management; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; investor relations, analysts and communication; implementation or completion of projects or processes; employee retention; number of users, including unique users; strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with respect to the marketing, distribution and sale of the Company’s products; supply chain achievements; co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the Board or Committee whether or not listed herein.
(vv)    “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock-based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to expense under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board retains the discretion to reduce or eliminate the compensation
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or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or the written terms of a Performance Award.
(ww)    “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.
(xx)    “Plan” means this Acumen Pharmaceuticals, Inc. Amended and Restated 2021 Equity Incentive Plan, as it may be amended or amended and restated from time to time.
(yy)    “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day to day operations of the Plan and the Company’s other equity incentive programs.
(zz)    “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(h).
(aaa)    “Prior Plan” means the Acumen Pharmaceuticals, Inc. Amended and Restated Stock Performance Plan.
(bbb)    “Prospectus” means the document containing the Plan information specified in Section 10(a) of the Securities Act.
(ccc)    “Restricted Stock Award” or “RSA” means an Award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).
(ddd)    “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.
(eee)    “Returning Shares” means shares subject to outstanding stock awards granted under the Plan, prior to the Effective Date, and the Prior Plan and that, in each case, following the Effective Date: (A) are not issued because such stock award or any portion thereof expires or otherwise terminates without all of the shares covered by such stock award having been issued; (B) are not issued because such stock award or any portion thereof is settled in cash; (C) are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares; (D) are withheld or reacquired to satisfy the exercise, strike or purchase price; or (E) are withheld or reacquired to satisfy a tax withholding obligation.
(fff)    “RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).
(ggg)    “RSU Award Agreement” means a written agreement between the Company and a holder of an RSU Award evidencing the terms and conditions of an RSU Award grant. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.
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(hhh)    “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(iii)    “Rule 405” means Rule 405 promulgated under the Securities Act.
(jjj)    “Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.
(kkk)    “Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).
(lll)    “Securities Act” means the Securities Act of 1933, as amended.
(mmm)    “Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a).
(nnn)    “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 4.
(ooo)    “SAR Agreement” means a written agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan.
(ppp)    “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.
(qqq)    “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.
(rrr)    “Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.
(sss)    “Unvested Non-Exempt Award” means the portion of any Non-Exempt Award that had not vested in accordance with its terms upon or prior to the date of any Corporate Transaction.
(ttt)    “Vested Non-Exempt Award” means the portion of any Non-Exempt Award that had vested in accordance with its terms upon or prior to the date of a Corporate Transaction.

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Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved styleIPC The undersigned hereby acknowledges receipt of the Notice of the 2026 Annual Meeting of Stockholders of Acumen Pharmaceuticals, Inc. (the "Company") and the Proxy Statement and hereby appoints Daniel O'Connell and Matthew Zuga (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of the Company which the undersigned is entitled to vote at the Company's 2026 Annual Meeting of Stockholders and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE RECOMMENDATION OF THE BOARD OF DIRECTORS. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the recommendation of the Board of Directors. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. This proxy is being solicited on behalf of the Board of Directors PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Acumen Pharmaceuticals, Inc. Annual Meeting of Stockholders for Stockholders of Record as of April 8, 2026 Wednesday, June 3, 2026 11:00 AM, Eastern Time Annual meeting to be held virtually via the internet - please visit www.proxydocs.com/ABOS for more details. P.O. BOX 8016, CARY, NC 27512-9903 Internet: www.proxypush.com/ABOS • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote Phone: 1-866-584-1978 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided so that it is received by June 2, 2026 Virtual: You must register to attend the meeting online and/or participate at www.proxydocs.com/ABOS YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 10:59 AM, Eastern Time, June 3, 2026 Have your ballot ready and please use one of the methods below for easy voting: Your vote matters! Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

Acumen Pharmaceuticals, Inc. Annual Meeting of Stockholders Please make your marks like this: PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. To elect three Class II directors to the Board of Directors, each to hold office until the 2029 Annual Meeting of Stockholders, and until his or her successor shall have been duly elected and qualified. FOR WITHHOLD 1.01 George Golumbeski, Ph.D. #P2# #P2# FOR 1.02 Derrell Porter, M.D. #P3# #P3# FOR 1.03 Laura Stoppel, Ph.D. #P4# #P4# FOR FOR AGAINST ABSTAIN 2. To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. #P5# #P5# #P5# FOR 3. To approve the Company's Amended and Restated 2021 Equity Incentive Plan. #P6# #P6# #P6# FOR 4. To conduct any other business properly brought before the meeting or any adjournments, continuations, or postponements thereof. Proposal_Page - VIFL You must register to attend the meeting online and/or participate at www.proxydocs.com/ABOS Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date DateSignature (if held jointly) THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR EACH OF THE NOMINEES FOR DIRECTOR IN PROPOSAL 1, FOR PROPOSAL 2 AND FOR PROPOSAL 3